UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06135

Templeton Institutional Funds

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices)  (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500_

Date of fiscal year end: _12/31__

Date of reporting period:  6/30/15_

Item 1. Reports to Stockholders.

Semiannual Report

June 30, 2015

Templeton Institutional Funds

Emerging Markets Series

Foreign Equity Series

Foreign Smaller Companies Series

Global Equity Series

Contents

Semiannual Report
Economic and Market Overview	1
Emerging Markets Series	3
Foreign Equity Series	8
Foreign Smaller Companies Series	14
Global Equity Series	19
Financial Highlights and
Statements of Investments	25
Financial Statements	48
Notes to Financial Statements	54
Shareholder Information	64

Semiannual Report Economic and Market Overview

The global economy expanded moderately during the six months under review despite slowing growth in some countries. As measured by the MSCI World Index, stocks in global developed markets advanced overall during the six-month period amid a generally accommodative monetary policy environment and signs of economic improvement in Europe and Japan. Oil prices rebounded from earlier lows as demand picked up despite rising inventories and strong global supply, while gold prices declined marginally during the period under review.

U.S. economic growth was mixed during the six months under review. In 2015’s first quarter, U.S. dollar strength, low energy prices, and a labor dispute at West Coast ports led exports to decline. In the second quarter, business capital spending rebounded and manufacturing and non-manufacturing activities increased, contributing to strong job gains. During the six-month period, the U.S. Federal Reserve Board (Fed) kept its target interest rate at 0% – 0.25% while considering when an increase would be appropriate, based on labor market and inflation data. In its June meeting, the Fed lowered its economic growth forecast for 2015 and raised unemployment estimates given the weak start to the year.

Outside the U.S., the U.K. economy slowed in 2015’s first quarter as the mining and agriculture sectors contracted. Near period-end, the Conservative Party’s unexpected victory in the U.K. general elections supported investor sentiment. In the eurozone, economic growth improved somewhat during the six-month period. Spain expanded at a solid pace, and France and Italy returned to growth in 2015’s first quarter. However, Germany, the region’s largest economy, slowed during the first quarter amid sluggish exports. The region avoided deflation as the annual inflation rate rose in May. The European Central Bank (ECB) maintained its benchmark interest rates during the period and also expanded its asset purchases to boost inflation and the economy. The region generally benefited from a weaker euro that helped exports, the ECB’s accommodative policy and an improved 2015 eurozone growth forecast, but Greece’s debt situation remained a major concern.

The Japanese economy continued to grow in 2015’s first quarter after exiting recession in the previous quarter, driven by an increase in private demand as business investment and private consumption rose. The Bank of Japan maintained its monetary policy during the review period but lowered its economic growth and inflation forecasts at its April meeting.

In emerging markets, economic growth generally moderated. A ceasefire agreement between Russia and Ukraine helped emerging market stocks early in the period. However, Greece’s credit default due to the lack of progress in negotiations weighed on emerging market stocks toward period-end. China’s government implemented market-friendly policies to support new economic drivers that could help steer the economy toward more sustainable growth. Lower interest rates there fueled massive stock market speculation and a 60% price gain up to mid-June 2015 for the domestic

	Not FDIC Insured	|	May Lose Value	| No Bank Guarantee
ftinstitutional.com				Semiannual Report	|	1

TEMPLETON INSTITUTIONAL FUNDS

A-share market.1 Concerned the market was overheated, the People’s Bank of China reduced liquidity, which led to a market panic in the last two weeks of June, exacerbated by certain government intervention measures. Central bank actions varied across emerging markets, as some banks raised interest rates in response to rising inflation and weakening currencies, while others lowered interest rates to promote economic growth. In the recent global environment, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose for the six-month period.

The foregoing information reflects our analysis and opinions as of June 30, 2015. The information is not a complete analysis of every aspect of any market, country, industry or fund. Statements of fact are from sources considered reliable.

1. Source: MSCI.
See www.franklintempletondatasources.com for additional data provider information.

2 | Semiannual Report	ftinstitutional.com

Emerging Markets Series

This semiannual report for Emerging Markets Series (Fund) covers the period ended June 30, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in securities issued by “emerging market companies,” as defined in the Fund’s prospectus.

Geographic Breakdown

Based on Total Net Assets as of 6/30/15

Investment Strategy

Our investment strategy employs a fundamental research, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price. Our analysis considers the company’s corporate governance behavior as well as its position in its sector, the economic framework and political environment.

Performance Overview

The Fund had a -1.53% cumulative total return for the six months under review. In comparison, the Standard & Poor’s®/ International Finance Corporation Investable Composite Index generated a +4.03% total return, and the MSCI Emerging Markets Index produced a +3.12% total return during the same period.1 The indexes measure global emerging market stock performance. Please note index performance information is provided for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research. The Fund’s return reflects the effect of fees and expenses for professional management, while an index does not have such costs. In addition, an index is not subject to investment flows while the Fund is subject to purchases and redemptions that could impact performance. You can find the Fund’s long-term performance data in the Performance Summary on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit ftinstitutional.com or call (800) 321-8563 for most recent month-end performance.

Manager’s Discussion

During the six months under review, the Fund remained diversified among different emerging market countries. We invested in China through B, China H, Red Chip and P Chip shares,2 as well as single-listed American Depositary Receipts (ADRs of companies whose underlying shares are not listed in home markets),3 with no holdings in China’s domestic A-share market. Consistent with our long-term investment strategy, we viewed China’s recent market correction in the context of a long-term uptrend. We continued to monitor China’s economic and market developments while seeking to minimize risk and to establish long-term positions in quality companies at share prices we considered more attractive.

1. Source: Morningstar.
The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
2. China equity markets consist of A, B, China H, Red Chip and P Chip shares. “A” denotes shares of companies incorporated in China that are listed on the Shanghai and
Shenzhen Stock Exchanges, are quoted in the Chinese renminbi and entail foreign investment regulations. “B” denotes shares of companies incorporated in China that are listed on the Shanghai and Shenzhen Stock Exchanges, are quoted in foreign currencies (U.S. dollar for Shanghai and Hong Kong dollar for Shenzhen) and are open to foreign investors. “China H” denotes shares of China-incorporated, Hong Kong Stock Exchange-listed companies with most businesses in China. “Red Chip” denotes shares of Hong Kong Stock Exchange-listed companies substantially owned by Chinese mainland state entities, with significant exposure to China. “P Chip” denotes shares of Hong Kong Stock Exchange-listed companies controlled by Chinese mainland individuals and incorporated outside of China, with a majority of their business in China.
3. A single-listed ADR is a negotiable U.S. security issued by a U.S. bank, referred to as a “depositary bank,” that typically represents a non-U.S. company’s equity, is publicly available to U.S. investors on a national stock exchange (NYSE or NASDAQ) or on the over-the-counter market, and has underlying shares that are not publicly traded in the issuer’s home market.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 26.

ftinstitutional.com

Semiannual Report | 3

EMERGING MARKETS SERIES

Key contributors to the Fund’s absolute performance during the reporting period included Naspers, Hyundai Development and SK Innovation.

Naspers is a South Africa-based media conglomerate with a portfolio of emerging market assets focused on Internet services and online advertising, which continued to experience rapid growth and increasingly effective advertising revenue generation. Solid corporate results, driven by strong growth in its pay television and Internet platforms, also bolstered the company’s share price. A key asset in Naspers’s business portfolio is an investment in China’s largest and most widely used Internet services platform, Tencent Holdings, another Fund holding that performed well during the reporting period. Further supporting investor sentiment was Naspers’s agreements with other companies to develop joint online classified advertising businesses in Brazil, Indonesia, Thailand and Bangladesh.

Hyundai Development is one of South Korea’s leading residential property developers. We believed that with its strong IPARK brand name, the company could potentially have the largest market share in the country’s residential construction industry. The South Korean government’s measures to stimulate the housing market and the central bank’s rate cuts resulting in record-low interest rates aided investor sentiment during the reporting period. After posting losses in 2012 and 2013, the company reported profits in 2014, as it benefited from South Korea’s strong residential demand growth.

SK Innovation is a South Korean energy conglomerate with interests in oil refining, petrochemicals, lubricants and exploration and production. The company also has expertise in lithium-polymer battery production. Its shares rose during the period as a strong turnaround in its core refining and petrochemicals businesses helped the company return to profit in 2015’s first quarter, following a loss in 2014’s fourth quarter. The company’s efforts to streamline its businesses and improve its financial position were also well received by investors.

In contrast, key detractors from the Fund’s absolute performance included Tata Motors, Avon Products and Itau Unibanco Holding.

Tata Motors, India’s largest automobile company, produces a wide range of cars and commercial vehicles in its home market, while its wholly owned subsidiary manufactures British luxury car brands Jaguar and Land Rover. Tata Motors’ shares declined as the luxury car subsidiary experienced weak demand in a number of key markets, including China, Brazil and Europe. In addition, vehicle production by a joint venture in China progressed more slowly than anticipated, leading to weaker-than-expected earnings in 2015’s first quarter.

Top 10 Countries
6/30/15
% of Total
Net Assets
China	22.8%
South Africa	10.6%
Brazil	9.6%
India	9.5%
Thailand	6.8%
South Korea	5.5%
Belgium	5.1%
U.K.	4.4%
Taiwan	4.1%
Indonesia	4.1%

Avon Products is a U.S.-based global cosmetics business with substantial operations in various emerging markets, most notably Brazil. Brazil’s weak economy hurt the company’s corporate results. Concerns about Avon’s ability to pay its substantial debts in a weak market environment led to credit rating downgrades. However, the firm is in the process of selling certain assets and using the proceeds to reduce its debt. Further hurting Avon’s shares were the economic and currency crises in Russia, another substantial market.

Itau Unibanco, one of Brazil’s largest financial conglomerates, provides a full range of banking and financial services. It continued to produce strong operating performance despite Brazil’s difficult economic environment. The company’s shares strengthened through April, but profit taking and the Brazilian real’s weakness against the U.S. dollar, as well as political protests and sluggish economic growth that worried investors, pressured stock performance.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2015, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

In the past six months, we increased the Fund’s holdings in several countries, including Brazil, South Korea, Indonesia and

4 | Semiannual Report

ftinstitutional.com

EMERGING MARKETS SERIES

Top 10 Holdings
6/30/15
Company	% of Total
Sector/Industry, Country	Net Assets
Naspers Ltd., N	5.3%
Media, South Africa
Anheuser-Busch InBev NV	5.1%
Beverages, Belgium
Unilever PLC	4.4%
Personal Products, U.K.
TSMC (Taiwan Semiconductor Manufacturing Co.) Ltd.	4.1%
Semiconductors & Semiconductor Equipment, Taiwan
Itau Unibanco Holding SA, ADR, pfd.	4.1%
Banks, Brazil
Brilliance China Automotive Holdings Ltd.	3.5%
Automobiles, China
Tata Consultancy Services Ltd.	3.2%
IT Services, India
China Life Insurance Co. Ltd., H	2.9%
Insurance, China
Remgro Ltd.	2.7%
Diversified Financial Services, South Africa
PetroChina Co. Ltd., H	2.7%
Oil, Gas & Consumable Fuels, China

Taiwan, as we continued to invest in opportunities we considered more attractive. We also initiated exposure to certain countries, notably Russia and Cambodia, and made select purchases in China through single-listed ADRs and B, China H and Red Chip shares. In sector terms, we increased investments largely in consumer discretionary, health care and information technology.4 Key purchases included a new position in Baidu, China’s leading Internet search engine, and additional shares of TSMC (Taiwan Semiconductor Manufacturing Co.), the world’s largest independent integrated circuit foundry, and Dr. Reddy’s Laboratories, one of India’s major pharmaceutical companies.

Conversely, we reduced the Fund’s investments in several countries, including Thailand, South Africa and India, and eliminated exposure to certain countries, notably Turkey and Qatar, as we received share redemptions and as we focused on stocks we considered to be more attractively valued within our investment universe. In sector terms, we reduced holdings largely in financials and sold some positions in industrials and consumer staples.5 Key sales included reductions in Siam Commercial Bank, a financial products and services provider in Thailand and internationally; Remgro, a South African conglomerate with businesses in finance, health care, food and industrials; and China Construction Bank, a Chinese commercial bank.

Thank you for your continued participation in Emerging Markets Series. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

4. The consumer discretionary sector comprises auto components; automobiles; distributors; diversified consumer services; hotels, restaurants and leisure; Internet and catalog retail; media; multiline retail; specialty retail; and textiles, apparel and luxury goods in the SOI. The health care sector comprises biotechnology and pharmaceuticals in the SOI. The information technology sector comprises Internet software and services; IT services; semiconductors and semiconductor equipment; and technology hardware, storage and peripherals in the SOI.
5. The financials sector comprises banks, diversified financial services, insurance, and real estate management and development in the SOI. The industrials sector comprises airlines, construction and engineering, machinery and marine in the SOI. The consumer staples sector comprises beverages, food and staples retailing, food products and personal products in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

ftinstitutional.com

Semiannual Report | 5

EMERGING MARKETS SERIES

Performance Summary as of June 30, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Share Price
Symbol: TEEMX			6/30/15	12/31/14		Change
Net Asset Value			$4.52	$4.59	-$	0.07

Performance[1]
				Value of
	Cumulative		Average Annual	$1,000,000		Total Annual
	Total Return[2]		Total Return[3]	Investment[4]		Operating Expenses[5]
						1.32%
6-Month	-1.53%		-1.53%	$984,741
1-Year	-10.27%		-10.27%	$897,278
5-Year	+19.79%	+	3.68%	$1,197,971
10-Year	+78.31%	+	5.95%	$1,783,161

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, visit ftinstitutional.com or call a Franklin Templeton Institutional Services representative at
(800) 321-8563.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets, of which frontier markets are a subset, involve heightened risks related to the same fac-
tors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Because these frameworks are typically even less developed in frontier markets, as well as various factors including the increased potential for extreme price volatility, illiquidity, trade barriers and exchange controls, the risks associated with emerging markets are magnified in frontier mar-
kets. The Fund’s ability to invest in smaller company securities that may have limited liquidity involves additional risks, such as relatively small revenues, limited product lines and small market share. Historically, these stocks have exhibited greater price volatility than larger company stocks, especially over the short term.
The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

6 | Semiannual Report

ftinstitutional.com

EMERGING MARKETS SERIES

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

• Transaction costs, including sales charges (loads) on Fund purchases, if applicable; and

• Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges, if applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
	Value 1/1/15	Value 6/30/15	Period* 1/1/15–6/30/15
Actual	$1,000	$984.70	$6.54
Hypothetical (5% return before expenses)	$1,000	$1,018.20	$6.66
*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, of 1.33%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

ftinstitutional.com	Semiannual Report	|	7

Foreign Equity Series

This semiannual report for Foreign Equity Series (Fund) covers the period ended June 30, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in foreign (non-U.S.) equity securities.

Geographic Breakdown

Based on Total Net Assets as of 6/30/15

Performance Overview

For the six months under review, the Fund’s Primary shares delivered a +5.74% total return. For comparison, the Fund’s benchmark, the MSCI All Country World Index (ACWI) ex USA Index, which measures stock market performance in global developed and emerging markets excluding the U.S, generated a +4.35% total return for the period under review.1 The Fund’s other benchmark, the MSCI Europe, Australasia, Far East (EAFE) Index, which measures stock market performance in global developed markets excluding the U.S. and Canada, produced a +5.88% total return.1 Please note index performance information is provided for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research. You can find the Fund’s long-term performance data in the Performance Summary on page 12.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit ftinstitutional.com or call (800) 321-8563 for most recent month-end performance.

Investment Strategy

We employ a bottom-up, value-oriented, long-term investment strategy. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins and liquidation value.

Manager’s Discussion

International equities advanced during the six months under review, though momentum waned toward period-end as the Greek debt drama intensified, Chinese market volatility flared and U.S. economic growth disappointed. The prevailing market trends during the period were the outperformance of defensive and consumer sectors and the underperformance of the more cyclical resource and industrial sectors. In this environment, the Fund delivered solid absolute gains and outperformed its benchmark MSCI ACWI ex USA Index.

The period’s returns were encouraging to us given the continued difficult environment for value-oriented equity investors. Value stocks extended their longest stretch of underperfor-mance on record, trailing their growth counterparts by a wide margin. Sustained low interest rate policies in many regions and expanded global stimulus measures continued to lead broad-based economic and policy news to remain the key market drivers, overshadowing stock-specific fundamental factors that typically influence share prices over time.

Despite the challenging environment for equity investors, the Fund’s performance during the six months in review was primarily attributable to stock selection. Particularly helpful were its European bank and financials holdings overall at a time when Greece’s standoff with creditors created significant turmoil and uncertainty in the European financial system.2 Shares of Dutch financial services firm ING Groep advanced to a post-financial crisis high after the firm posted a major increase in profit at its banking operation in the first quarter, helped by a boost in

1. Source: Morningstar.
The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
2. The financials sector comprises banks, capital markets, diversified financial services, insurance, real estate management and development, and thrifts and mortgage finance in the SOI.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 32.

8 | Semiannual Report

ftinstitutional.com

FOREIGN EQUITY SERIES

Portfolio Breakdown
6/30/15
% of Total
Sector/Industry	Net Assets
Banks	14.1%
Pharmaceuticals	12.4%
Insurance	8.5%
Oil, Gas & Consumable Fuels	7.6%
Diversified Telecommunication Services	5.2%
Automobiles	3.7%
Industrial Conglomerates	3.1%
Wireless Telecommunication Services	3.0%
Technology Hardware, Storage & Peripherals	2.9%
Construction Materials	2.7%
Auto Components	2.4%
Semiconductors & Semiconductor Equipment	2.3%
Energy Equipment & Services	2.2%
Other	25.5%
Short-Term Investments & Other Net Assets	4.4%

fees from new lending. The company comfortably passed the European Central Bank’s (ECB’s) recent stress tests and has repaid the final installment of the Dutch government’s bailout loan. Following years of significant restructuring, ING has improved its capital position, allowing it to return to lending growth and, consequently, higher levels of profitability. The stock remained reasonably valued, in our analysis, given its slight premium to book value and double-digit return on equity.

More broadly, the European banking system has restructured and recapitalized, with systemically important firms exiting non-core businesses and shoring up their balance sheets. We believe an emerging banking union with a single supervisor will soon support the financial system, ensuring regulatory consistency and a stronger industry safety net. Across the sector, major eurozone bank exposure to Greece was minimal. In 2010–2011, during the last round of fears that Greece would leave the eurozone, formal and robust support mechanisms were lacking. Five years later, the ECB has launched large-scale quantitative easing measures and policy tools such as the European Stability Mechanism, Long-Term Refinancing

Operations and Outright Monetary Transactions. Such progress suggested to us that firewalls have strengthened and the scope for targeted policy intervention has increased dramatically in the eurozone. The recent revival of credit growth in the region was further evidence that the rightsizing of loan books and capital buffers along with the ECB’s stimulatory efforts were beginning to have their intended effect on the economy.

Stock selection in the materials sector also contributed to relative performance.3 In our view, the sector had offered only limited value in recent years, with selective opportunities concentrated primarily in chemicals and building materials companies. Irish building materials firm CRH delivered solid gains after agreeing to buy the assets that two rivals were required to divest as a regulatory condition to complete their merger. The company’s diverse geographical assets generated strong revenues and earnings last year and should help CRH gain market share and transform into a major cement producer. The deal will likely add quickly to CRH’s earnings and represents considerable value for long-term shareholders, in our analysis. We found fewer opportunities among metals and mining firms, where stock prices seemed to reflect excessive optimism about demand scenarios even as the Chinese economy moderates and Beijing attempts to rebalance away from commodity-intensive fixed asset investment toward a more sustainable, service and consumption-oriented growth model. Bulk commodities like iron ore and coal looked particularly vulnerable to us in this environment given abundant global supply and the disproportionate reliance on a moderating China to drive demand growth. Stock selection also drove performance among telecommunication services, consumer staples and energy holdings.4

Conversely, the bulk of relative weakness during the period was attributable to stock-specific losses among Asian consumer discretionary and information technology (IT) holdings.5 In consumer discretionary, a small position in South Korean electronics firm LG Electronics detracted after the firm reported disappointing results amid rising competition and currency headwinds. Nevertheless, our long-term thesis on the stock remained intact, and we assessed that its valuation failed to reflect the firm’s powerful brand equity and attractive and stable margins across most business lines. In IT, a large stake in South Korean semiconductor and consumer electronics firm Samsung

3. The materials sector comprises chemicals, construction materials, containers and packaging, and metals and mining in the SOI.

4. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI. The consumer staples sector comprises beverages, and food and staples retailing in the SOI. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

5. The consumer discretionary sector comprises auto components, automobiles, household durables, multiline retail and specialty retail in the SOI. The IT sector comprises communications equipment; semiconductors and semiconductor equipment; software; and technology hardware, storage and peripherals in the SOI.

ftinstitutional.com

Semiannual Report | 9

FOREIGN EQUITY SERIES

Top 10 Holdings
6/30/15
Company	% of Total
Sector/Industry, Country	Net Assets
Roche Holding AG	2.3%
Pharmaceuticals, Switzerland
ING Groep NV, IDR	2.2%
Banks, Netherlands
Samsung Electronics Co. Ltd.	2.2%
Technology Hardware, Storage & Peripherals, South Korea
Sanofi	2.0%
Pharmaceuticals, France
Bayer AG	1.9%
Pharmaceuticals, Germany
BNP Paribas SA	1.8%
Banks, France
Toyota Motor Corp.	1.7%
Automobiles, Japan
CRH PLC	1.7%
Construction Materials, Ireland
Teva Pharmaceutical Industries Ltd., ADR	1.7%
Pharmaceuticals, Israel
Nissan Motor Co. Ltd.	1.6%
Automobiles, Japan

Electronics also lagged. After more than doubling in value between 2011 and 2013 as the firm successfully grew its profitable mobile phone business, shares of Samsung showed little movement more recently due to slower handset growth and an unfavorable South Korean won-to-Japanese yen exchange rate. We believed Samsung remained inexpensive and were encouraged by the positive developments under way at the company, including a recently announced US$2 billion buyback and renewed expectations for a dividend hike. In our analysis, Samsung, with its solid net cash and investment levels, a reinvigorated leadership focused on shareholder value, and significant scope for operational and strategic improvement across business lines, remained well positioned for additional increases from recent modest valuation levels.

Stock selection in industrials detracted from relative performance, pressured by Japanese electronics conglomerate Toshiba, which declined after announcing that an accounting probe into infrastructure projects in 2013 would likely result in material impairments and possible asset sales.6 This situation remained fluid and raised Toshiba’s risk profile considerably. However, we believe the firm’s strong semiconductor business was not affected by the investigation. In our analysis, Toshiba featured attractive restructuring potential, well-regarded research and development (R&D) capabilities and a strong market position across diverse business lines offering stable, long-term revenue streams. However, we will closely monitor the risks and will be prepared to take action depending on how the situation develops. Elsewhere in the sector, Chinese locomotive and rolling stock firm China Northern Railroad performed strongly after merging with China Southern Railroad to create a globally competitive industry leader, CRRC (China Railway Rolling Stock Corporation).

Our overweighted allocation in health care stocks delivered solid absolute gains and contributed to relative performance, but stock selection in the sector detracted from relative results.7 Pharmaceuticals firm Sanofi contributed to absolute returns. In general, pharmaceuticals stocks have consolidated gains after a long stretch of outperformance driven by earnings improvements and growing cash flow generation at the company level and mergers and acquisition activity at the industry level. We became more active in the pharmaceuticals industry during the mid- and late-2000s, when R&D productivity faltered, cost structures were bloated and patent expirations loomed. These conditions gave us a chance to buy, at a discount we considered significant, businesses that we believed could be restructured and repositioned for long-term growth. For the most part, we believed our investment theses have worked out as cost-cutting buffered margins and improving R&D productivity offset patent losses with new, often longer life, revenue streams. In our analysis, shares had appreciated as the earnings recovery cycle progressed, and the industry had recently traded at a slight premium to the broader market, making continued pipeline development essential to future return prospects. During the period, we found a few bargains among major pharmaceuticals stocks; however, our mature value holdings in the sector generated strong cash flows to support healthy dividend yields and continued to self-fund R&D. Elsewhere in the health care sector, select biotechnology stocks offered an interesting value proposition. Biotechnology drugs have tended to have longer duration lifecycles than traditional pharmaceutical products, and have generally been more immune to pricing pressures and generic competition. We remained positive on our holdings in this industry, as cash flow generation and pipeline innovation continued to accelerate.

6. The industrials sector comprises aerospace and defense, air freight and logistics, airlines, building products, construction and engineering, industrial conglomerates, machinery, and trading companies and distributors in the SOI.
7. The health care sector comprises health care equipment and supplies, health care providers and services, life sciences tools and services, and pharmaceuticals in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

10 | Semiannual Report ftinstitutional.com

FOREIGN EQUITY SERIES

Turning to regions, European holdings contributed to relative performance, buoyed by stock selection and an overweighted allocation. Despite the negative headlines and periodic crises, we believe Europe has made significant progress in strengthening its defenses and positioning for sustainable growth. Economic conditions have also improved, with recent sentiment readings above average and multiple leading indicators consistent with improving economic growth. Critically, in a region where a majority of lending is carried out by banks, credit conditions have been improving, with loan growth for households and corporations recently turning positive. In fact, credit demand in Europe was at an eight-year high and bank balance sheets have started growing again. Challenges remained as Europe tried to balance the need for further integration with the desire to respect national sovereignty and political self-determination. However, in our opinion, the European experiment has been a continual study of disagreement and reconciliation among countries whose strong national identities often obscure a foundation of deeply shared interests and values. There will be more bumps along the way, but we believed Europe continued to advance in the right direction. European equities, trading at a considerable discount to their global peers based on price-to-book value and a record discount to their U.S. peers based on cyclically adjusted earnings, remained a source of selective value in this environment, in our analysis. Elsewhere, Asian stocks detracted from relative performance, pressured by stock selection in South Korea and stock selection and an underweighting in Japan.

It is also important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2015, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

In the six years since the depth of the global financial crisis, a great deal of change has occurred in equity markets and the asset management industry. On one end, hedge funds promise the alchemy of higher returns and lower volatility, for a high price. On the other, indexers offer the dubious proposition of guaranteed underperformance, at a discount. We find both of these approaches unsatisfactory. One of the legacies of the global financial crisis is the attempt to quantify and control risk, as proxied by volatility. This has led some investors to pay exorbitant fees for “sophisticated” products with complex risk controls, and others to pay modest fees for products that simply track the market. We think this entire conversation is based on a false premise: Risk equals volatility. In our view, risk is not near-term volatility or down-market capture. For long-term investors seeking to build wealth over time, risk is the permanent impairment of capital. In other words, we believe the primary risk in investing is losing money. Through six decades of investing in global equity markets, our goal has always been simple: to maximize total returns over time. Admittedly, attempting to buy stocks at points of high pessimism when our research conclusions give us conviction in the value on offer involves weathering volatility and “capturing down markets” at times, but this matters little to long-term risk mitigation and investment excellence, in our opinion.

Thank you for your continued participation in Foreign Equity Series. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

ftinstitutional.com Semiannual Report | 11

FOREIGN EQUITY SERIES

Performance Summary as of June 30, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)			6/30/15	12/31/14	Change
Primary (TFEQX)			$21.20	$20.05	+$1.15
Service (TFESX)			$21.25	$20.11	+$1.14

Performance[1]
				Value of
	Cumulative		Average Annual	$1,000,000	Total Annual
Share Class	Total Return[2]		Total Return[3]	Investment[4]	Operating Expenses[5]
Primary					0.78%
6-Month	+5.74%	+	5.74%	$1,057,344
1-Year	-4.94%		-4.94%	$950,540
5-Year	+50.91%	+	8.58%	$1,508,997
10-Year	+78.30%	+	5.95%	$1,782,961
Service					0.93%
6-Month	+5.67%	+	5.67%	$1,056,675
1-Year	-5.09%		-5.09%	$949,082
5-Year	+49.84%	+	8.42%	$1,498,379
Since Inception (9/18/06)	+36.03%	+	3.57%	$1,360,284

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, visit ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

12 | Semiannual Report

ftinstitutional.com

FOREIGN EQUITY SERIES

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases, if applicable; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges, if applicable. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 1/1/15	Value 6/30/15	Period* 1/1/15–6/30/15
Primary
Actual	$1,000	$1,057.40	$3.93
Hypothetical (5% return before expenses)	$1,000	$1,020.98	$3.86
Service
Actual	$1,000	$1,056.70	$4.69
Hypothetical (5% return before expenses)	$1,000	$1,020.23	$4.61
*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (Primary: 0.77%
and Service: 0.92%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

ftinstitutional.com

Semiannual Report | 13

Foreign Smaller Companies Series

This semiannual report for Foreign Smaller Companies Series (Fund) covers the period ended June 30, 2015. Effective at the market close on December 10, 2013, the Fund closed to new investors. Existing shareholders may add to their accounts. We believe this closure will help us manage the inflow of assets and allow us to effectively manage our current level of assets.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of smaller companies located outside the U.S., including emerging markets.

Geographic Breakdown

Based on Total Net Assets as of 6/30/15

Performance Overview

The Fund delivered a +7.98% cumulative total return for the six-month period under review. In comparison, the MSCI All Country World Index (ACWI) ex USA Small Cap Index, which measures performance of global developed and emerging market small-cap equities, excluding the U.S., generated a total return of +8.54%.1 Please note index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find the Fund’s long-term performance data in the Performance Summary on page 17.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit ftinstitutional.com or call (800) 321-8563 for most recent month-end performance.

Investment Strategy

When choosing equity investments, we apply a bottom-up, value-oriented, long-term approach, focusing on the market price of a company’s securities relative to our evaluation of the company’s long-term (typically five years) earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins, liquidation value and other factors.

Portfolio Breakdown
6/30/15
% of Total
Sector/Industry	Net Assets
Textiles, Apparel & Luxury Goods	6.5%
Machinery	6.4%
Electronic Equipment, Instruments & Components	6.4%
Capital Markets	6.4%
Auto Components	6.3%
Household Durables	4.5%
Leisure Products	4.5%
Real Estate Management & Development	3.6%
Banks	3.4%
Personal Products	3.4%
Energy Equipment & Services	3.2%
Media	2.7%
Software	2.6%
Food & Staples Retailing	2.6%
Commercial Services & Supplies	2.5%
Specialty Retail	2.5%
Professional Services	2.2%
Diversified Consumer Services	2.2%
Communications Equipment	2.1%
Other	20.7%
Short-Term Investments & Other Net Assets	5.3%

1. Source: Morningstar.
The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 37.

14 | Semiannual Report

ftinstitutional.com

FOREIGN SMALLER COMPANIES SERIES

Manager’s Discussion

Several holdings performed well and contributed to the Fund’s absolute performance during the six months under review. Greggs, a vertically integrated U.K. retail baker that owns and operates its supply chain and distribution network, is a leading player in the food-on-the-go sandwich and savories market. Greggs reported strong financial results during the period, attributable to new product offerings and renovated stores, indicating that its products were resonating with customers. We believe that as the U.K. economy improves, the company could attract marginal customers who dine out but are open to exploring other dining options. We were pleased to see management executing well on its turnaround strategy and believed it could benefit Greggs’ revenue without significant increases in store count.

Shares of software developer Kingdee International Software Group rose after Chinese e-commerce company JD.com (not a Fund holding) agreed to buy a 10% stake in the company. As a leader in enterprise resource planning (ERP), Kingdee could potentially benefit from ERP demand on mobile platforms. The company has a leading market share among small- and medium-sized enterprises and offers access to the structurally high-growth Chinese ERP software market.

Amer Sports is a Finland-based sporting goods company with revenues diversified across several product areas, including winter sports equipment, apparel and footwear, ball sports and fitness equipment. During the period, Amer announced its acquisition of Louisville Slugger, a baseball goods brand. This acquisition did not add significantly to group sales, but it was Amer’s first meaningful acquisition since mountain sports apparel and equipment brand Salomon in 2005. Amer expected its acquisition of Louisville Slugger to have little effect on its fiscal year 2015 margins but to potentially contribute to fiscal year 2016 profits.

In contrast, the Fund had some underperformers during the period. Headquartered in Canada, Dorel Industries is a leading global consumer products manufacturer, importer and marketer specializing in juvenile goods, home furnishings, and leisure and recreational products. Despite its portfolio of well-known consumer products, a strong track record for creating shareholder value and a platform to continue to drive future growth, investors outside of Canada showed little awareness of the company. Additionally, Dorel recently announced a restructuring plan that could reduce development and supply chain lead times, improve cost structures and operating margins and lower warranty costs. In our view, Dorel traded at a steep discount compared to many of its peers and offered an attractive free cash flow yield.

Top 10 Holdings
6/30/15
Company	% of Total
Sector/Industry, Country	Net Assets
Greggs PLC	2.1%
Food & Staples Retailing, U.K.
Amer Sports OYJ	2.1%
Leisure Products, Finland
Asics Corp.	1.9%
Textiles, Apparel & Luxury Goods, Japan
Huhtamaki OYJ	1.9%
Containers & Packaging, Finland
Techtronic Industries Co. Ltd.	1.8%
Household Durables, Hong Kong
Kobayashi Pharmaceutical Co. Ltd.	1.8%
Personal Products, Japan
VTech Holdings Ltd.	1.8%
Communications Equipment, Hong Kong
Gerresheimer AG	1.8%
Life Sciences Tools & Services, Germany
Value Partners Group Ltd.	1.6%
Capital Markets, Hong Kong
MEITEC Corp.	1.6%
Professional Services, Japan

South Korea-based Halla Visteon Climate Control specializes in the development and production of automotive climate control products. Shares declined following news that Visteon would complete the sale of its approximately 70% ownership in the company to a partnership consisting of an affiliate of South Korea-based private-equity firm Hahn & Company and tire manufacturer Hankook Tire in June.

Hong Kong-based VTech Holdings, one of the world’s largest manufacturers and distributors of cordless phones and electronic learning products (ELPs), also detracted from the Fund’s absolute performance. In our long-term view, VTech’s scale and cost competitiveness makes it well positioned to maintain its leading position in the U.S. and expand sales in Europe and Asia. We believe new ELP platform launches may potentially drive growth, as VTech can benefit from the “age compression” trend, whereby its preschool-focused products appeal to children at a younger age. In our analysis, the company’s high dividend payout, which management indicated would likely increase, combined with a high return on equity and an absence of debt, could support shares.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it

ftinstitutional.com

Semiannual Report | 15

FOREIGN SMALLER COMPANIES SERIES

will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2015, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

Thank you for your continued participation in Foreign Smaller Companies Series. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

16 | Semiannual Report

ftinstitutional.com

FOREIGN SMALLER COMPANIES SERIES

Performance Summary as of June 30, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Share Price
Symbol: TFSCX			6/30/15	12/31/14	Change
Net Asset Value			$22.46	$20.80	+$1.66

Performance
				Value of
	Cumulative		Average Annual	$1,000,000	Total Annual
	Total Return[1]		Total Return[2]	Investment[3]	Operating Expenses[4]
					0.98%
6-Month	+7.98%	+	7.98%	$1,079,804
1-Year	-1.09%		-1.09%	$989,049
5-Year	+75.63%	+	11.92%	$1,756,409
10-Year	+142.30%	+	9.25%	$2,423,141

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, visit ftinstitutional.com or call a Franklin Templeton Institutional Services representative at

(800) 321-8563.

All investments involve risks, including possible loss of principal. The Fund invests in foreign securities, which can involve exposure to currency volatility and political, economic and regulatory uncertainty. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. The Fund’s investments in smaller company stocks carry special risks as such stocks have historically exhibited greater price volatility than large company stocks, particularly over the short term. Additionally, smaller companies often have relatively small revenues, limited product lines and small market share. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.
The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.
4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

ftinstitutional.com

Semiannual Report | 17

FOREIGN SMALLER COMPANIES SERIES

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

• Transaction costs, including sales charges (loads) on Fund purchases, if applicable; and

 • Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges, if applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
	Value 1/1/15	Value 6/30/15	Period* 1/1/15–6/30/15
Actual	$1,000	$1,079.80	$5.05
Hypothetical (5% return before expenses)	$1,000	$1,019.93	$4.91
*Expenses are calculated using the most recent six-month annualized expense ratio of 0.98%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

18 | Semiannual Report ftinstitutional.com

Global Equity Series

We are pleased to bring you Global Equity Series’ (Fund’s) semiannual report for the period ended June 30, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies located anywhere in the world, including emerging markets.

Geographic Breakdown

Based on Total Net Assets as of 6/30/15

Performance Overview

For the six months under review, the Fund delivered a +4.25% cumulative total return. For comparison, the Fund’s benchmark, the MSCI All Country World Index (ACWI), which measures stock market performance in global developed and emerging markets, generated a +2.97% total return.1 Please note index performance information is provided for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research. You can find the Fund’s long-term performance data in the Performance Summary on page 23.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit ftinstitutional.com or call (800) 321-8563 for most recent month-end performance.

Investment Strategy

We employ a bottom-up, value-oriented, long-term investment strategy. Our in-depth fundamental research evaluates a company’s potential to grow earnings, asset value and/or cash flow. We also consider a company’s price/earnings ratio, profit margins and liquidation value.

Manager’s Discussion

Global equities advanced during the six months under review, though momentum waned toward period-end as the Greek debt drama intensified, Chinese market volatility flared and U.S. economic growth disappointed. The prevailing market trends during the period were the outperformance of defensive and consumer sectors, and the underperformance of the more cyclical resource and industrial sectors. In this environment, the Fund delivered solid absolute gains and outperformed its benchmark MSCI ACWI.

The period’s returns were encouraging to us given the continued difficult environment for value-oriented equity investors. Value stocks extended their longest stretch of underperfor-mance on record, trailing their growth counterparts by a wide margin. Sustained low interest rate policies in many regions and expanded global stimulus measures continued to lead broad-based economic and policy news to remain the key market drivers, overshadowing stock-specific fundamental factors that typically influence share prices over time.

Despite the challenging environment for equity investors, stock selection contributed to the Fund’s performance relative to the benchmark during the six months in review. Particularly helpful were its European bank and financials holdings overall at a time when Greece’s standoff with creditors created significant turmoil and uncertainty in the European financial system.2 French lender Credit Agricole and German exchange Deutsche Boerse were major contributors as their stocks rose to multi-year highs. The outperformance of European banks in this tumultuous environment was a testament to the progress made stabilizing and protecting the region’s financial system. The banking system has restructured and recapitalized, with systemically important firms exiting non-core businesses and shoring up their balance sheets. We believe an emerging banking union with a single

1. Source: Morningstar.
The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
2. The financials sector comprises banks, capital markets, consumer finance, diversified financial services, insurance, real estate management and development, and thrifts and mortgage finance in the SOI.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 43.

ftinstitutional.com

Semiannual Report | 19

GLOBAL EQUITY SERIES

Portfolio Breakdown
6/30/15
% of Total
Sector/Industry	Net Assets
Banks	12.9%
Pharmaceuticals	9.9%
Oil, Gas & Consumable Fuels	7.9%
Insurance	5.6%
Biotechnology	4.2%
Media	4.0%
Food & Staples Retailing	3.8%
Diversified Telecommunication Services	3.3%
Automobiles	3.3%
Energy Equipment & Services	3.2%
Technology Hardware, Storage & Peripherals	2.5%
Software	2.4%
Wireless Telecommunication Services	2.3%
Capital Markets	2.2%
Machinery	2.2%
Metals & Mining	2.2%
Health Care Equipment & Supplies	2.1%
Specialty Retail	2.1%
Multiline Retail	2.0%
Other	19.1%
Short-Term Investments & Other Net Assets	2.8%

supervisor will soon support the financial system, ensuring regulatory consistency and a stronger industry safety net. Across the sector, major eurozone bank exposure to Greece was minimal. In 2010–2011, during the last round of fears that Greece would leave the eurozone, formal and robust support mechanisms were lacking. Five years later, the European Central Bank (ECB) has launched large-scale quantitative easing measures and policy tools such as the European Stability Mechanism, Long-Term Refinancing Operations and Outright Monetary Transactions. Such progress suggested to us that firewalls have strengthened and the scope for targeted policy intervention has increased dramatically in the eurozone. The recent revival of credit growth in the region was further evidence that the right-sizing of loan books and capital buffers along with the ECB’s stimulatory efforts were beginning to have their intended effect on the economy.

Stock selection in the materials and industrials sectors also contributed to relative performance.3 In our view, the materials sector had offered only limited value in recent years, with selective opportunities concentrated primarily in chemicals and building materials companies. Conversely, metals and mining stocks had seemingly priced in excessive optimism about demand scenarios even as the Chinese economy moderates and the world’s largest industrial metals consumer attempts to rebal-ance away from commodity-intensive fixed asset investment toward a more sustainable, consumption-oriented growth model. Bulk commodities like iron ore and coal looked particularly vulnerable to us in this environment given abundant global supply and the disproportionate reliance on a moderating China to drive demand growth. Base and precious metals, however, offered what we generally considered more attractive supply and demand fundamentals and may present select value opportunities following a sustained period of weakness. A position in Russian miner Mining and Metallurgical Co. Norilsk Nickel was a major contributor during the period as nickel prices rebounded from a bear market and investor sentiment on Russia improved. From the industrials sector, Dutch parcel courier TNT Express surged after U.S. logistics giant FedEx agreed to buy the company for a premium. Australian airline Qantas Airways (sold by period-end) also rallied as savings from lower fuel prices boosted profits. Stock selection in consumer staples and telecommunication services and an overweighting in health care also contributed notably to relative performance.4

Conversely, the bulk of relative weakness during the period was attributable to stock-specific losses in the information technology (IT) sector.5 Small positions in U.S. acoustic instrumentation firm Knowles (not part of the index) and U.S. semiconductor manufacturer Applied Materials detracted. Knowles declined due to concerns that a defect in one of its products would result in the loss of technology giant Apple as a customer, an outcome we believed was unlikely. Applied Materials fell after regulatory concerns led to the termination of

3. The materials sector comprises chemicals, construction materials, containers and packaging, and metals and mining in the SOI. The industrials sector comprises air freight and logistics, airlines, building products, commercial services and supplies, electrical equipment, industrial conglomerates and machinery in the SOI.

4. The consumer staples sector comprises food and staples retailing in the SOI. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, life sciences tools and services, and pharmaceuticals in the SOI.

5. The IT sector comprises electronic equipment, instruments and components; semiconductors and semiconductor equipment; software; and technology hardware, storage and peripherals in the SOI.

20 | Semiannual Report

ftinstitutional.com

GLOBAL EQUITY SERIES

Top 10 Holdings
6/30/15
Company	% of Total
Sector/Industry, Country	Net Assets
Gilead Sciences Inc.	2.1%
Biotechnology, U.S.
Samsung Electronics Co. Ltd.	2.0%
Technology Hardware, Storage & Peripherals, South Korea
Microsoft Corp.	1.9%
Software, U.S.
Teva Pharmaceutical Industries Ltd., ADR	1.9%
Pharmaceuticals, Israel
Citigroup Inc.	1.8%
Banks, U.S.
Allergan PLC	1.8%
Pharmaceuticals, U.S.
JPMorgan Chase & Co.	1.7%
Banks, U.S.
HSBC Holdings PLC	1.5%
Banks, U.K.
TNT Express NV	1.5%
Air Freight & Logistics, Netherlands
Amgen Inc.	1.5%
Biotechnology, U.S

a merger agreement, a disappointing turn of events, but in our opinion not one that destroyed our value thesis. Among large technology holdings, South Korean semiconductor and consumer electronics firm Samsung Electronics was a notable laggard. After more than doubling in value between 2011 and 2013 as the firm successfully grew its profitable mobile phone business, shares of Samsung showed little movement more recently due to slower handset growth and an unfavorable South Korean won-to-Japanese yen exchange rate. We believed Samsung remained inexpensive and were encouraged by the positive developments under way at the company, including a recently announced US$2 billion buyback and renewed expectations for a dividend hike. In our analysis, Samsung, with its solid net cash and investment levels, a reinvigorated leadership focused on shareholder value, and significant scope for operational and strategic improvement across business lines, remained well positioned for additional increases from recent modest valuation levels.

Stock selection in consumer discretionary and an overweighted allocation in energy also modestly detracted from relative returns.6 From the consumer discretionary sector, U.S. luxury lifestyle brand Michael Kors Holdings declined after the firm posted a surprising sales decline in its primary North American market and gave a disappointing forecast for the coming year. This company has had a phenomenal growth trajectory in recent years and it appeared that expectations for future growth had run ahead of what was realistically achievable. However, Michael Kors seemed cheap to us based on near-term measures and, as a relatively young company with strong brand recognition, has numerous opportunities to expand global penetration over a long-term investment horizon. From the energy sector, U.S. oil and gas producer Chesapeake Energy and U.K.-based major oil and gas company Royal Dutch Shell were among the worst detractors from relative performance. Although oil remained under pressure, our ongoing analysis supported the conclusion that, over time, market economics would prevail and oil prices should eventually converge toward the marginal cost of production. We believed the Fund was well positioned for such a recovery over our investment horizon.

Turning to regions, stock selection and an overweighted allocation in Europe notably contributed to relative returns. Despite the negative headlines and periodic crises, we believe Europe has made significant progress in strengthening its defenses and positioning for sustainable growth. Economic conditions have also improved, with recent sentiment readings above average and multiple leading indicators consistent with improving economic growth. Critically, in a region where a majority of lending is carried out by banks, credit conditions have been improving, with loan growth for households and corporations recently turning positive. In fact, credit demand in Europe is now at an eight-year high and bank balance sheets have started growing again. Challenges remained as Europe tried to balance the need for further integration with the desire to respect national sovereignty and political self-determination. However, in our opinion, the European experiment has been a continual study of disagreement and reconciliation among countries whose strong national identities often obscure a foundation of deeply shared interests and values. There will be more bumps

6. The consumer discretionary sector comprises auto components; automobiles; household durables; media; multiline retail; specialty retail; and textiles, apparel and luxury goods in the SOI. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

ftinstitutional.com Semiannual Report | 21

GLOBAL EQUITY SERIES

along the way, but we believed Europe continued to advance in the right direction. European equities, trading at a significant discount to their global peers based on price-to-book value and a record discount to their U.S. peers based on cyclically adjusted earnings, remained a source of selective value in this environment, in our analysis.

Elsewhere, an underweighted allocation in North America contributed to relative performance, while Asia detracted, pressured by stock selection and an underweighting in the strong performing Japanese market.

It is also important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2015, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s substantial investment in securities with non-U.S. currency exposure.

In the six years since the depth of the global financial crisis, a great deal of change has occurred in equity markets and the asset management industry. On one end, hedge funds promise the alchemy of higher returns and lower volatility, for a high price. On the other, indexers offer the dubious proposition of guaranteed underperformance, at a discount. We find both of these approaches unsatisfactory. One of the legacies of the global financial crisis is the attempt to quantify and control risk, as proxied by volatility. This has led some investors to pay exorbitant fees for “sophisticated” products with complex risk controls, and others to pay modest fees for products that simply track the market. We think this entire conversation is based on a false premise: Risk equals volatility. In our view, risk is not near-term volatility or down-market capture. For long-term investors seeking to build wealth over time, risk is the permanent impairment of capital. In other words, we believe the primary risk in investing is losing money. Through six decades of investing in global equity markets, our goal has always been simple: to maximize total returns over time. Admittedly, attempting to buy stocks at points of high pessimism when our research conclusions give us conviction in the value on offer involves weathering volatility and “capturing down markets” at times, but this matters little to long-term risk mitigation and investment excellence, in our opinion.

Thank you for your continued participation in Global Equity Series. We look forward to serving your future investment needs.

Peter A. Nori, CFA Antonio T. Docal, CFA Cindy L. Sweeting, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

22 | Semiannual Report

ftinstitutional.com

GLOBAL EQUITY SERIES

Performance Summary as of June 30, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Share Price
Symbol: TGESX			6/30/15	12/31/14	Change
Net Asset Value			$10.05	$9.64	+$0.41

Performance
				Value of
	Cumulative		Average Annual	$1,000,000	Total Annual
	Total Return[1]		Total Return[2]	Investment[3]	Operating Expenses[4]
					0.81%
6-Month	+4.25%	+	4.25%	$1,042,536
1-Year	-2.33%		-2.33%	$976,687
5-Year	+86.45%	+	13.27%	$1,864,563
Since Inception (3/31/08)	+41.45%	+	4.90%	$1,414,532

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, visit ftinstitutional.com or call a Franklin Templeton Institutional Services representative at

(800) 321-8563.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.
4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

ftinstitutional.com

Semiannual Report | 23

GLOBAL EQUITY SERIES

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases, if applicable; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

	Beginning Account	Ending Account	Expenses Paid During
	Value 1/1/15	Value 6/30/15	Period* 1/1/15–6/30/15
Actual	$1,000	$1,042.50	$4.05
Hypothetical (5% return before expenses)	$1,000	$1,020.83	$4.01
*Expenses are calculated using the most recent six-month annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges, if applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

24 | Semiannual Report

ftinstitutional.com

				TEMPLETON INSTITUTIONAL FUNDS

Financial Highlights
Emerging Markets Series
	Six Months Ended
	June 30, 2015			Year Ended December 31,
	(unaudited)		2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$4.59		$7.31	$10.49	$10.48	$16.70	$14.41
Income from investment operations[a]:
Net investment income[b]	0.03		0.12 [c]	0.13	0.22	0.27	0.15
Net realized and unrealized gains (losses)	(0.10)		(0.70)	(0.13)	1.38	(1.88)	2.37
Total from investment operations	(0.07)		(0.58)	—	1.60	(1.61)	2.52
Less distributions from:
Net investment income	—		(0.19)	(0.13)	(0.32)	(0.30)	(0.23)
Net realized gains	—		(1.95)	(3.05)	(1.27)	(4.31)	—
Total distributions	—		(2.14)	(3.18)	(1.59)	(4.61)	(0.23)
Net asset value, end of period	$4.52		$4.59	$7.31	$10.49	$10.48	$16.70

Total return[d]	(1.53)%		(8.01)%	0.72%	15.77%	(12.02)%	17.55%

Ratios to average net assets[e]
Expenses before waiver and payments by
affiliates	1.33%		1.32%	1.32%	1.28%	1.34%	1.37%
Expenses net of waiver and payments by
affiliates	1.33	%f	1.32%	1.29%	1.24%	1.32%	1.37%
Net investment income	1.33%		1.74%[c]	1.23%	1.99%	1.74%	1.05%

Supplemental data
Net assets, end of period (000’s)	$100,244		$101,861	$165,216	$249,190	$272,364	$1,487,401
Portfolio turnover rate	27.06%		78.18%	52.07%	24.31%	9.48%	23.97%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.03 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.33%.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

ftinstitutional.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 25

TEMPLETON INSTITUTIONAL FUNDS

Statement of Investments, June 30, 2015 (unaudited)
Emerging Markets Series
	Industry	Shares	Value
Common Stocks 84.4%
Argentina 0.6%
[a] Grupo Clarin SA, B, GDR, Reg S	Media	5,651	$73,463
YPF Sociedad Anonima, D, ADR	Oil, Gas & Consumable Fuels	18,500	507,455
			580,918
Belgium 5.1%
Anheuser-Busch InBev NV	Beverages	42,541	5,096,555
Brazil 2.3%
Cia Hering	Specialty Retail	80,100	312,901
Estacio Participacoes SA	Diversified Consumer Services	86,200	498,859
Kroton Educacional SA	Diversified Consumer Services	293,000	1,120,075
M Dias Branco SA	Food Products	15,300	403,369
			2,335,204
Cambodia 0.3%
NagaCorp Ltd.	Hotels, Restaurants & Leisure	464,000	343,586
China 22.8%
[b] Alibaba Group Holding Ltd., ADR	Internet Software & Services	10,120	832,572
[b] Aluminum Corp. of China Ltd., H	Metals & Mining	826,400	417,910
[b] Baidu Inc., ADR	Internet Software & Services	9,620	1,915,150
Brilliance China Automotive Holdings Ltd.	Automobiles	2,276,100	3,552,897
China Construction Bank Corp., H	Banks	1,113,900	1,018,822
China Life Insurance Co. Ltd., H	Insurance	662,000	2,869,479
China Mobile Ltd.	Wireless Telecommunication Services	126,500	1,622,119
China Petroleum and Chemical Corp., H	Oil, Gas & Consumable Fuels	2,510,500	2,163,428
China Shipping Development Co. Ltd., H	Marine	1,604,400	1,214,945
Dah Chong Hong Holdings Ltd.	Distributors	826,800	429,845
Fuyao Group Glass Industries Co. Ltd., H	Auto Components	213,600	523,002
Guangzhou Automobile Group Co. Ltd., H	Automobiles	576,000	533,523
Industrial and Commercial Bank of China Ltd., H	Banks	932,100	739,509
[c] Inner Mongolia Yitai Coal Co. Ltd., B	Oil, Gas & Consumable Fuels	70,800	101,173
NetEase Inc., ADR	Internet Software & Services	3,708	537,159
PetroChina Co. Ltd., H	Oil, Gas & Consumable Fuels	2,398,200	2,669,943
Poly Culture Group Corp. Ltd., H	Media	77,500	308,434
Tencent Holdings Ltd.	Internet Software & Services	67,600	1,349,968
			22,799,878
Greece 1.2%
[b] Alpha Bank A E	Banks	3,055,613	921,513
[b] National Bank of Greece SA	Banks	283,900	312,431
			1,233,944
Hong Kong 0.7%
Dairy Farm International Holdings Ltd.	Food & Staples Retailing	57,719	499,847
MGM China Holdings Ltd.	Hotels, Restaurants & Leisure	124,800	204,145
			703,992
India 9.5%
Biocon Ltd.	Biotechnology	156,108	1,132,527
Dr. Reddy’s Laboratories Ltd.	Pharmaceuticals	38,503	2,156,284
Infosys Ltd.	IT Services	36,222	560,984
Oil & Natural Gas Corp. Ltd.	Oil, Gas & Consumable Fuels	84,500	411,610

26 | Semiannual Report

ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Emerging Markets Series (continued)
	Industry	Shares	Value
Common Stocks (continued)
India (continued)
Reliance Industries Ltd.	Oil, Gas & Consumable Fuels	39,700	$624,687
Tata Consultancy Services Ltd.	IT Services	78,721	3,159,519
Tata Motors Ltd.	Automobiles	149,794	1,023,205
Tata Motors Ltd., A	Automobiles	103,211	423,346
			9,492,162
Indonesia 4.1%
Astra International Tbk PT	Automobiles	4,238,100	2,248,982
Bank Danamon Indonesia Tbk PT	Banks	1,800,200	580,601
Semen Indonesia (Persero) Tbk PT	Construction Materials	1,432,000	1,288,881
			4,118,464
Pakistan 1.0%
Habib Bank Ltd.	Banks	452,600	953,193
Oil & Gas Development Co. Ltd.	Oil, Gas & Consumable Fuels	2,800	4,928
			958,121
Panama 0.6%
Copa Holdings SA	Airlines	6,653	549,471
Peru 0.4%
Compania de Minas Buenaventura SA, ADR	Metals & Mining	40,800	423,504
Philippines 0.9%
Bloomberry Resorts Corp.	Hotels, Restaurants & Leisure	3,853,800	735,546
[b] Melco Crown Philippines Resorts Corp.	Hotels, Restaurants & Leisure	1,253,200	142,236
			877,782
Russia 0.9%
Mining and Metallurgical Co. Norilsk Nickel OJSC,
ADR	Metals & Mining	50,900	858,683
South Africa 10.6%
[b] Impala Platinum Holdings Ltd.	Metals & Mining	102,200	456,145
Kumba Iron Ore Ltd.	Metals & Mining	16,682	206,996
MTN Group Ltd.	Wireless Telecommunication Services	89,422	1,681,348
Naspers Ltd., N	Media	33,861	5,274,256
Remgro Ltd.	Diversified Financial Services	130,755	2,750,734
Truworths International Ltd.	Specialty Retail	40,177	283,016
			10,652,495
South Korea 5.5%
Bukwang Pharmaceutical Co. Ltd.	Pharmaceuticals	10,302	310,080
Fila Korea Ltd.	Textiles, Apparel & Luxury Goods	2,089	207,101
Hyundai Development Co.	Construction & Engineering	21,090	1,246,970
[b] Interpark Corp.	Internet & Catalog Retail	5,867	48,942
KT Skylife Co. Ltd.	Media	9,800	177,245
Lotte Shopping Co. Ltd.	Multiline Retail	2,348	491,771
Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	1,002	1,134,772
Samsung Heavy Industries Co. Ltd.	Machinery	30,160	459,280
[b] SK Innovation Co. Ltd.	Oil, Gas & Consumable Fuels	13,346	1,454,228
			5,530,389

ftinstitutional.com

Semiannual Report | 27

TEMPLETON INSTITUTIONAL FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Emerging Markets Series (continued)
	Industry	Shares	Value
Common Stocks (continued)
Switzerland 1.1%
Compagnie Financiere Richemont SA	Textiles, Apparel & Luxury Goods	7,666	$623,462
[b] Oriflame Holding AG	Personal Products	30,300	489,632
			1,113,094
Taiwan 4.1%
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	909,000	4,133,289
Thailand 6.8%
Kasikornbank PCL, fgn.	Banks	77,700	434,348
Land and Houses PCL	Real Estate Management & Development	652,300	170,744
Land and Houses PCL, fgn.	Real Estate Management & Development	3,179,000	846,229
PTT Exploration and Production PCL, fgn.	Oil, Gas & Consumable Fuels	232,200	748,589
PTT PCL, fgn.	Oil, Gas & Consumable Fuels	104,500	1,109,598
Siam Commercial Bank PCL, fgn.	Banks	227,900	1,048,165
Thai Beverage PCL, fgn.	Beverages	4,351,400	2,471,468
			6,829,141
United Kingdom 4.4%
Unilever PLC	Personal Products	103,601	4,443,271
United States 1.5%
Avon Products Inc.	Personal Products	240,432	1,505,104
Total Common Stocks
(Cost $77,945,965)			84,579,047
[d]Participatory Notes 0.9%
Saudi Arabia 0.9%
[e]Deutsche Bank AG/London,
Etihad Etisalat Co., 144A, 9/27/16	Wireless Telecommunication Services	19,184	172,377
Samba Financial Group, 144A, 9/27/16	Banks	75,516	525,521
[e] HSBC Bank PLC, Etihad Etisalat Co., 144A,
11/20/17	Wireless Telecommunication Services	30,693	275,791
Total Participatory Notes
(Cost $1,222,683)			973,689
Preferred Stocks 7.5%
Brazil 7.3%
Banco Bradesco SA, ADR, pfd.	Banks	79,540	728,586
Itau Unibanco Holding SA, ADR, pfd.	Banks	377,220	4,130,559
[b] Petroleo Brasileiro SA, ADR, pfd.	Oil, Gas & Consumable Fuels	162,400	1,325,184
Vale SA, ADR, pfd., A	Metals & Mining	216,950	1,095,598
			7,279,927
Chile 0.2%
Sociedad Quimica y Minera de Chile SA, ADR,
pfd., B	Chemicals	13,544	216,975
Total Preferred Stocks
(Cost $11,678,535)			7,496,902

28 | Semiannual Report

ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Emerging Markets Series (continued)
	Shares	Value
Total Investments before Short Term
Investments (Cost $90,847,183)		$93,049,638
Short Term Investments
(Cost $7,087,433) 7.1%
Money Market Funds 7.1%
United States 7.1%
[b,f] Institutional Fiduciary Trust Money Market Portfolio	7,087,433	7,087,433
Total Investments (Cost $97,934,616)
99.9%		100,137,071
Other Assets, less Liabilities 0.1%		107,240
Net Assets 100.0%		$100,244,311

See Abbreviations on page 63.

aSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2015, the value of this security was $73,463, representing 0.07% of net assets.
bNon-income producing.
cAt June 30, 2015, pursuant to the Fund's policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time.
dSee Note 1(c) regarding Participatory Notes.
eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933.These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees.
fSee Note 3(d) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

ftinstitutional.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 29

TEMPLETON INSTITUTIONAL FUNDS

Financial Highlights
Foreign Equity Series
	Six Months Ended
	June 30, 2015		Year Ended December 31,
	(unaudited)	2014	2013	2012	2011	2010
Primary Shares
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$20.05	$22.72	$19.60	$17.04	$20.06	$19.30
Income from investment operations[a]:
Net investment income[b]	0.30	0.74 [c]	0.45	0.48	0.55	0.40
Net realized and unrealized gains (losses)	0.85	(2.27)	3.36	2.68	(2.74)	0.89
Total from investment operations	1.15	(1.53)	3.81	3.16	(2.19)	1.29
Less distributions from:
Net investment income	—	(0.79)	(0.44)	(0.58)	(0.53)	(0.53)
Net realized gains	—	(0.35)	(0.25)	(0.02)	(0.30)	—
Total distributions	—	(1.14)	(0.69)	(0.60)	(0.83)	(0.53)
Net asset value, end of period	$21.20	$20.05	$22.72	$19.60	$17.04	$20.06

Total return[d]	5.74%	(6.78)%	19.51%	18.55%	(10.90)%	6.70%

Ratios to average net assets[e]
Expenses	0.77%[f]	0.78%[f]	0.79%	0.80%	0.79%	0.80%[g]
Net investment income	2.85%	3.27%[c]	2.12%	2.66%	2.77%	2.11%

Supplemental data
Net assets, end of period (000’s)	$6,288,601	$6,210,850	$6,815,920	$5,820,506	$5,364,372	$6,399,090
Portfolio turnover rate	4.47%	14.97%	15.89%	11.94%	9.91%	13.63%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.29 per share received in the form of special dividends paid in connection with certain Fund holdings.
Excluding these amounts, the ratio of net investment income to average net assets would have been 2.00%.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.

30 | Semiannual Report | The accompanying notes are an integral part of these financial statements. ftinstitutional.com

			TEMPLETON INSTITUTIONAL FUNDS
			FINANCIAL HIGHLIGHTS (UNAUDITED)

Foreign Equity Series (continued)
	Six Months Ended
	June 30, 2015		Year Ended December 31,
	(unaudited)	2014	2013	2012	2011	2010
Service Shares
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$20.11	$22.79	$19.62	$17.02	$20.03	$19.28
Income from investment operations[a]:
Net investment income[b]	0.29	0.71 [c]	0.48	0.55	0.52	0.37
Net realized and unrealized gains (losses)	0.85	(2.28)	3.30	2.59	(2.73)	0.89
Total from investment operations	1.14	(1.57)	3.78	3.14	(2.21)	1.26
Less distributions from:
Net investment income	—	(0.76)	(0.36)	(0.52)	(0.50)	(0.51)
Net realized gains	—	(0.35)	(0.25)	(0.02)	(0.30)	—
Total distributions	—	(1.11)	(0.61)	(0.54)	(0.80)	(0.51)
Net asset value, end of period	$21.25	$20.11	$22.79	$19.62	$17.02	$20.03

Total return[d]	5.67%	(6.95)%	19.31%	18.45%	(11.06)%	6.59%

Ratios to average net assets[e]
Expenses	0.92%[f]	0.93%[f]	0.94%	0.95%	0.94%	0.93%[g]
Net investment income	2.70%	3.12%[c]	1.97%	2.51%	2.62%	1.98%

Supplemental data
Net assets, end of period (000’s)	$13,962	$6,985	$7,705	$19,637	$61,202	$69,169
Portfolio turnover rate	4.47%	14.97%	15.89%	11.94%	9.91%	13.63%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.29 per share received in the form of special dividends paid in connection with certain Fund holdings.
Excluding these amounts, the ratio of net investment income to average net assets would have been 1.85%.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.

ftinstitutional.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 31

TEMPLETON INSTITUTIONAL FUNDS

Statement of Investments, June 30, 2015 (unaudited)
Foreign Equity Series
	Industry	Shares	Value
Common Stocks 95.6%
Brazil 0.4%
Embraer SA, ADR	Aerospace & Defense	861,905	$26,107,102
Vale SA, ADR	Metals & Mining	18,883	111,221
			26,218,323
Canada 0.7%
Suncor Energy Inc.	Oil, Gas & Consumable Fuels	1,705,760	46,980,099
China 7.0%
China Life Insurance Co. Ltd., H	Insurance	16,225,000	70,328,253
China Mobile Ltd.	Wireless Telecommunication Services	4,820,440	61,812,870
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	134,562,040	78,984,124
[a]CRRC Corp. Ltd., H	Machinery	33,879,280	52,010,015
[a]GCL-Poly Energy Holdings Ltd.	Semiconductors & Semiconductor Equipment	215,514,370	49,766,272
Haier Electronics Group Co. Ltd.	Household Durables	12,286,700	33,048,150
Kunlun Energy Co. Ltd.	Oil, Gas & Consumable Fuels	18,242,000	18,567,580
Sinopharm Group Co.	Health Care Providers & Services	9,801,200	43,495,421
Weichai Power Co. Ltd., H	Machinery	9,935,000	33,259,145
			441,271,830
France 9.6%
AXA SA	Insurance	3,552,980	89,606,168
BNP Paribas SA	Banks	1,865,830	112,598,116
Cie Generale des Etablissements Michelin, B	Auto Components	950,859	99,599,776
Compagnie de Saint-Gobain	Building Products	1,158,430	51,989,066
Sanofi	Pharmaceuticals	1,297,279	127,573,208
Technip SA	Energy Equipment & Services	673,927	41,698,737
Total SA, B	Oil, Gas & Consumable Fuels	1,654,173	80,320,995
			603,386,066
Germany 10.4%
Bayer AG	Pharmaceuticals	870,336	121,776,715
Deutsche Boerse AG	Diversified Financial Services	524,730	43,420,312
[a]Deutsche Lufthansa AG	Airlines	1,843,090	23,754,876
Deutsche Post AG	Air Freight & Logistics	831,307	24,277,624
HeidelbergCement AG	Construction Materials	776,010	61,514,956
Infineon Technologies AG	Semiconductors & Semiconductor Equipment	4,262,044	52,865,663
Merck KGaA	Pharmaceuticals	961,708	95,795,293
Metro AG	Food & Staples Retailing	1,931,280	60,867,468
Muenchener Rueckversicherungs-Gesellschaft AG	Insurance	341,433	60,501,091
SAP SE	Software	817,171	57,009,584
Siemens AG	Industrial Conglomerates	545,240	54,900,520
			656,684,102
Hong Kong 3.3%
AIA Group Ltd.	Insurance	5,987,710	39,047,008
[a]Cheung Kong Property Holdings Ltd.	Real Estate Management & Development	5,394,243	44,606,113
CK Hutchison Holdings Ltd.	Industrial Conglomerates	5,394,243	79,609,038
CK Hutchison Holdings Ltd., ADR	Industrial Conglomerates	17,082	396,131
Noble Group Ltd.	Trading Companies & Distributors	23,336,800	13,167,992
Swire Pacific Ltd., A	Real Estate Management & Development	2,549,810	32,087,874
			208,914,156
India 0.9%
Housing Development Finance Corp. Ltd.	Thrifts & Mortgage Finance	2,663,616	54,332,013

32 | Semiannual Report			ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Foreign Equity Series (continued)
	Industry	Shares	Value
Common Stocks (continued)
Ireland 1.7%
CRH PLC	Construction Materials	28,235	$796,732
CRH PLC (London Stock Exchange)	Construction Materials	3,770,362	105,789,049
			106,585,781
Israel 1.7%
Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	1,773,931	104,839,322
Italy 2.9%
Eni SpA	Oil, Gas & Consumable Fuels	3,241,286	57,507,039
Intesa Sanpaolo SpA	Banks	14,346,440	51,994,245
UniCredit SpA	Banks	11,339,870	76,142,252
			185,643,536
Japan 6.3%
Konica Minolta Inc.	Technology Hardware, Storage & Peripherals	3,861,900	45,090,735
Nissan Motor Co. Ltd.	Automobiles	9,783,400	101,918,743
SoftBank Group Corp.	Wireless Telecommunication Services	758,600	44,682,960
Suntory Beverage & Food Ltd.	Beverages	1,746,500	69,566,039
Toshiba Corp.	Industrial Conglomerates	9,085,000	31,250,797
Toyota Motor Corp.	Automobiles	1,588,220	106,447,983
			398,957,257
Netherlands 7.2%
Akzo Nobel NV	Chemicals	1,320,120	96,025,729
ING Groep NV, IDR	Banks	8,591,190	141,797,630
Koninklijke Philips NV	Industrial Conglomerates	1,062,355	27,017,546
NN Group NV	Insurance	1,698,870	47,739,703
[a]QIAGEN NV	Life Sciences Tools & Services	1,596,141	39,196,284
[a]SBM Offshore NV	Energy Equipment & Services	2,809,747	33,285,959
TNT Express NV	Air Freight & Logistics	6,937,622	58,829,994
[b]TNT Express NV, 144A	Air Freight & Logistics	849,405	7,202,827
			451,095,672
Norway 2.2%
Statoil ASA	Oil, Gas & Consumable Fuels	2,618,170	46,778,376
Telenor ASA	Diversified Telecommunication Services	4,311,218	94,456,599
			141,234,975
Russia 0.7%
Mining and Metallurgical Co. Norilsk Nickel OJSC,
ADR	Metals & Mining	1,878,475	31,689,873
Mobile TeleSystems, ADR	Wireless Telecommunication Services	1,310,762	12,819,253
			44,509,126
Singapore 3.3%
DBS Group Holdings Ltd.	Banks	5,350,213	82,185,691
Singapore Telecommunications Ltd.	Diversified Telecommunication Services	28,795,360	90,005,543
United Overseas Bank Ltd.	Banks	2,045,000	35,027,210
			207,218,444
South Korea 5.5%
Hana Financial Group Inc.	Banks	977,961	25,374,019
Hyundai Mobis Co. Ltd.	Auto Components	269,618	51,051,245
Hyundai Motor Co.	Automobiles	192,232	23,349,963

ftinstitutional.com		Semiannual Report | 33

TEMPLETON INSTITUTIONAL FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Foreign Equity Series (continued)
	Industry	Shares	Value
Common Stocks (continued)
South Korea (continued)
KB Financial Group Inc.	Banks	1,060,575	$34,953,394
KB Financial Group Inc., ADR	Banks	136,324	4,480,970
LG Electronics Inc.	Household Durables	710,485	29,951,495
POSCO	Metals & Mining	170,594	34,129,770
Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	124,214	140,673,209
			343,964,065
Spain 1.6%
Repsol SA	Oil, Gas & Consumable Fuels	1,957,759	34,363,736
Telefonica SA	Diversified Telecommunication Services	4,780,811	67,931,679
			102,295,415
Sweden 1.1%
Ericsson, B	Communications Equipment	1,676,000	17,361,592
Getinge AB, B	Health Care Equipment & Supplies	2,046,021	49,223,826
			66,585,418
Switzerland 6.7%
Credit Suisse Group AG	Capital Markets	3,375,687	92,776,340
Novartis AG	Pharmaceuticals	892,574	87,959,250
Roche Holding AG	Pharmaceuticals	518,310	145,222,137
Swiss Re AG	Insurance	1,107,875	98,039,414
			423,997,141
Taiwan 0.7%
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	9,416,492	42,817,474
Thailand 0.7%
Bangkok Bank PCL, fgn.	Banks	7,859,700	41,379,077
United Kingdom 20.1%
Aviva PLC	Insurance	9,400,259	72,731,453
BAE Systems PLC	Aerospace & Defense	9,358,451	66,335,999
Barclays PLC	Banks	16,816,040	68,818,891
BG Group PLC	Oil, Gas & Consumable Fuels	2,932,120	48,804,393
BP PLC	Oil, Gas & Consumable Fuels	10,167,636	67,112,060
BP PLC, ADR	Oil, Gas & Consumable Fuels	11,111	443,995
Carillion PLC	Construction & Engineering	5,949,570	31,956,624
GlaxoSmithKline PLC	Pharmaceuticals	4,857,452	100,920,736
HSBC Holdings PLC	Banks	7,824,901	70,913,844
[a]International Consolidated Airlines Group SA	Airlines	7,154,550	55,603,284
Kingfisher PLC	Specialty Retail	15,636,761	85,315,471
Lloyds Banking Group PLC	Banks	67,978,740	91,031,723
Marks & Spencer Group PLC	Multiline Retail	9,512,950	80,104,371
Petrofac Ltd.	Energy Equipment & Services	4,526,410	65,812,217
Rexam PLC	Containers & Packaging	6,556,300	56,855,712
Royal Dutch Shell PLC, B, ADR	Oil, Gas & Consumable Fuels	1,397,864	80,167,500
Sky PLC	Media	2,874,580	46,830,562
Standard Chartered PLC	Banks	3,051,208	48,845,236
Tesco PLC	Food & Staples Retailing	17,528,910	58,531,847
Vodafone Group PLC	Wireless Telecommunication Services	19,957,054	72,063,799
			1,269,199,717

34 | Semiannual Report

ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Foreign Equity Series (continued)
	Industry	Shares	Value
Common Stocks (continued)
United States 0.9%
ACE Ltd.	Insurance	544,950	$55,410,516
Total Common Stocks
(Cost $4,451,029,620)			6,023,519,525
Short Term Investments
(Cost $253,966,108) 4.0%
Money Market Funds 4.0%
United States 4.0%
[a,c]Institutional Fiduciary Trust Money Market Portfolio		253,966,108	253,966,108
Total Investments (Cost $4,704,995,728)
99.6%			6,277,485,633
Other Assets, less Liabilities 0.4%			25,078,127
Net Assets 100.0%			$6,302,563,760

See Abbreviations on page 63.

aNon-income producing.
bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees.
At June 30, 2015, the value of this security was $7,202,827, representing 0.11% of net assets.
cSee Note 3(d) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

ftinstitutional.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 35

TEMPLETON INSTITUTIONAL FUNDS

Financial Highlights
Foreign Smaller Companies Series
	Six Months Ended
	June 30, 2015			Year Ended December 31,
	(unaudited)		2014	2013		2012	2011	2010
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$20.80		$21.96	$18.31		$15.31	$17.68	$14.68
Income from investment operations[a]:
Net investment income[b]	0.16		0.25	0.24		0.29	0.29	0.18
Net realized and unrealized gains (losses)	1.50		(0.98)	3.82		3.01	(2.29)	2.95
Total from investment operations	1.66		(0.73)	4.06		3.30	(2.00)	3.13
Less distributions from:
Net investment income	—		(0.16)	(0.30)		(0.27)	(0.24)	(0.13)
Net realized gains	—		(0.27)	(0.11)		(0.03)	(0.13)	—
Total distributions	—		(0.43)	(0.41)		(0.30)	(0.37)	(0.13)
Net asset value, end of period	$22.46		$20.80	$21.96		$18.31	$15.31	$17.68

Total return[c]	7.98%		(3.32)%	22.24%		21.56%	(11.30)%	21.37%

Ratios to average net assets[d]
Expenses before waiver and payments by
affiliates	0.98%		0.98%	0.99%		1.01%	1.02%	1.05%
Expenses net of waiver and payments by
affiliates	0.98	%e	0.98%	0.98	%f	0.95%	0.95%	0.95	%f
Net investment income	1.48%		1.15%	1.16%		1.70%	1.68%	1.19%

Supplemental data
Net assets, end of period (000’s)	$1,347,665		$1,281,733	$1,252,797		$495,600	$317,390	$267,488
Portfolio turnover rate	13.54%		21.36%	23.84%		19.76%	10.44%	20.21%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

36 | Semiannual Report | The accompanying notes are an integral part of these financial statements. ftinstitutional.com

	TEMPLETON INSTITUTIONAL FUNDS

Statement of Investments, June 30, 2015 (unaudited)

Foreign Smaller Companies Series
		Shares/
	Industry Rights/Units		Value
Common Stocks and Other Equity Interests 93.5%
Austria 0.8%
Wienerberger AG	Building Products	726,890	$11,426,216
Bahamas 1.3%
[a]Steiner Leisure Ltd.	Diversified Consumer Services	322,660	17,352,655
Belgium 1.5%
Barco NV	Electronic Equipment, Instruments & Components	187,070	11,983,439
Ontex Group NV	Personal Products	254,230	7,627,153
			19,610,592
Bermuda 1.1%
Axis Capital Holdings Ltd.	Insurance	267,350	14,268,470
Brazil 0.8%
Companhia de Saneamento de Minas Gerais	Water Utilities	118,100	520,577
Grendene SA	Textiles, Apparel & Luxury Goods	1,051,800	5,657,530
Tupy SA	Auto Components	1,020,900	5,284,535
			11,462,642
Canada 5.9%
AGF Management Ltd.	Capital Markets	643,300	3,018,205
Canaccord Genuity Group Inc.	Capital Markets	468,638	2,919,138
Dorel Industries Inc., B	Household Durables	463,000	12,384,972
Enerflex Ltd.	Energy Equipment & Services	524,800	5,672,378
Ensign Energy Services Inc.	Energy Equipment & Services	448,700	4,397,188
Genworth MI Canada Inc.	Thrifts & Mortgage Finance	297,200	7,804,772
HudBay Minerals Inc.	Metals & Mining	2,387,760	19,882,069
Laurentian Bank of Canada	Banks	162,000	6,243,939
Mullen Group Ltd.	Energy Equipment & Services	610,800	9,981,127
Precision Drilling Corp.	Energy Equipment & Services	1,048,700	7,052,907
			79,356,695
China 4.4%
AAC Technologies Holdings Inc.	Electronic Equipment, Instruments & Components	1,683,500	9,523,324
China ZhengTong Auto Services Holdings Ltd.	Specialty Retail	11,507,000	7,496,513
Goldpac Group Ltd.	Technology Hardware, Storage & Peripherals	8,178,000	5,190,606
Kingdee International Software Group Co.
Ltd., fgn.	Software	26,744,000	15,835,978
Shenguan Holdings Group Ltd.	Food Products	22,810,000	5,796,921
Sinomedia Holding Ltd.	Media	10,301,300	5,966,838
Yingde Gases Group Co. Ltd.	Chemicals	14,454,500	9,957,497
			59,767,677
Finland 4.0%
Amer Sports OYJ	Leisure Products	1,038,412	27,658,472
Huhtamaki OYJ	Containers & Packaging	841,220	25,987,435
			53,645,907
France 0.7%
Beneteau	Leisure Products	476,600	8,115,924
Ipsos	Media	39,418	1,018,503
			9,134,427

ftinstitutional.com

Semiannual Report | 37

TEMPLETON INSTITUTIONAL FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Foreign Smaller Companies Series (continued)
		Shares/
	Industry Rights/Units		Value
Common Stocks and Other Equity Interests (continued)
Germany 6.2%
Gerresheimer AG	Life Sciences Tools & Services	389,900	$24,294,240
Grand City Properties SA	Real Estate Management & Development	843,800	14,646,308
Kloeckner & Co. SE	Trading Companies & Distributors	1,528,825	13,792,253
Leoni AG	Auto Components	169,000	10,665,810
Rational AG	Machinery	56,050	20,579,069
			83,977,680
Hong Kong 8.1%
EVA Precision Industrial Holdings Ltd.	Machinery	35,888,000	10,555,771
Luk Fook Holdings (International) Ltd.	Specialty Retail	3,625,000	10,685,628
Sitoy Group Holdings Ltd.	Textiles, Apparel & Luxury Goods	11,750,000	7,806,402
Stella International Holdings Ltd.	Textiles, Apparel & Luxury Goods	3,993,562	9,530,990
Techtronic Industries Co. Ltd.	Household Durables	7,552,000	24,916,295
Value Partners Group Ltd.	Capital Markets	13,913,000	21,968,887
VTech Holdings Ltd.	Communications Equipment	1,843,400	24,375,262
			109,839,235
India 0.4%
Jain Irrigation Systems Ltd.	Machinery	5,600,954	5,891,038
Italy 2.5%
Amplifon SpA	Health Care Providers & Services	863,481	6,721,710
Azimut Holding SpA	Capital Markets	266,624	7,796,931
Marr SpA	Food & Staples Retailing	414,296	7,341,224
[a]Sorin SpA	Health Care Equipment & Supplies	4,337,155	12,132,191
[a]Sorin SpA, rts., 7/22/15	Health Care Equipment & Supplies	4,337,155	165
			33,992,221
Japan 15.3%
Aderans Co. Ltd.	Personal Products	634,600	5,480,613
Asahi Co. Ltd.	Specialty Retail	595,300	6,284,236
Asics Corp.	Textiles, Apparel & Luxury Goods	1,005,800	26,009,944
Capcom Co. Ltd.	Software	322,700	6,251,505
Daibiru Corp.	Real Estate Management & Development	684,300	6,334,765
Descente Ltd.	Textiles, Apparel & Luxury Goods	1,051,671	15,784,947
Kayaba Industry Co. Ltd.	Auto Components	1,940,000	6,720,810
Keihin Corp.	Auto Components	609,700	8,747,718
Kobayashi Pharmaceutical Co. Ltd.	Personal Products	361,400	24,567,759
Koshidaka Holdings Co. Ltd.	Hotels, Restaurants & Leisure	22,700	585,166
MEITEC Corp.	Professional Services	572,900	21,345,077
Nachi-Fujikoshi Corp.	Machinery	671,400	3,960,706
Nissin Kogyo Co. Ltd.	Auto Components	13,213	218,183
Shinko Plantech Co. Ltd.	Energy Equipment & Services	723,000	6,385,840
Square Enix Holdings Co. Ltd.	Software	588,500	13,025,954
Sumitomo Rubber Industries Ltd.	Auto Components	1,121,900	17,389,037
Tokai Rika Co. Ltd.	Auto Components	294,000	7,350,601
Tsugami Corp.	Machinery	1,254,000	6,905,760
Tsumura & Co.	Pharmaceuticals	713,400	15,353,343
Unipres Corp.	Auto Components	355,500	7,444,616
			206,146,580

38 | Semiannual Report

ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Foreign Smaller Companies Series (continued)
		Shares/
	Industry Rights/Units		Value
Common Stocks and Other Equity Interests (continued)
Luxembourg 0.3%
[a]Stabilus SA	Machinery	80,400	$3,426,820
Netherlands 4.7%
Aalberts Industries NV	Machinery	718,108	21,319,871
Accell Group NV	Leisure Products	335,775	6,230,504
Arcadis NV	Construction & Engineering	675,300	18,566,348
Beter Bed Holding NV	Specialty Retail	346,400	8,686,024
USG People NV	Professional Services	601,222	8,918,124
			63,720,871
Norway 1.9%
Schibsted ASA, A	Media	251,388	7,816,051
[a]Schibsted ASA, B	Media	251,388	7,598,048
Tomra Systems ASA	Commercial Services & Supplies	1,181,150	10,807,771
			26,221,870
Philippines 1.1%
Metropolitan Bank & Trust Co.	Banks	3,770,516	7,856,809
Vista Land & Lifescapes Inc.	Real Estate Management & Development	47,331,300	6,662,538
			14,519,347
Singapore 1.0%
[a]Flextronics International Ltd.	Electronic Equipment, Instruments & Components	1,152,130	13,030,590
South Korea 7.6%
Binggrae Co. Ltd.	Food Products	134,454	10,147,336
BNK Financial Group Inc.	Banks	1,381,164	17,516,817
DGB Financial Group Inc.	Banks	1,401,436	14,644,708
Halla Visteon Climate Control Corp.	Auto Components	438,639	15,102,652
[a]Hyundai Mipo Dockyard Co. Ltd.	Machinery	91,705	5,307,495
KIWOOM Securities Co. Ltd.	Capital Markets	184,979	12,209,235
Korea Investment Holdings Co. Ltd.	Capital Markets	178,750	10,169,675
Youngone Corp.	Textiles, Apparel & Luxury Goods	343,463	16,902,586
			102,000,504
Spain 1.4%
Construcciones y Auxiliar de Ferrocarriles SA	Machinery	29,776	8,845,159
Tecnicas Reunidas SA	Energy Equipment & Services	197,936	10,169,188
			19,014,347
Sweden 1.2%
Bulten AB	Auto Components	631,553	6,207,115
[a,b]D Carnegie & Co. AB	Real Estate Management & Development	74	—
Duni AB	Household Durables	695,810	9,418,883
			15,625,998
Switzerland 2.9%
Logitech International SA	Technology Hardware, Storage & Peripherals	1,005,240	14,736,818
[a,c]Oriflame Holding AG	Personal Products	462,950	7,481,028
Vontobel Holding AG	Capital Markets	371,770	17,234,766
			39,452,612

ftinstitutional.com

Semiannual Report | 39

TEMPLETON INSTITUTIONAL FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Foreign Smaller Companies Series (continued)
		Shares/
	Industry Rights/Units		Value
Common Stocks and Other Equity Interests (continued)
Taiwan 3.7%
D-Link Corp.	Communications Equipment	9,753,240	$4,071,873
Giant Manufacturing Co. Ltd.	Leisure Products	2,170,482	18,333,791
Simplo Technology Co. Ltd.	Electronic Equipment, Instruments & Components	3,666,918	16,970,428
Tripod Technology Corp.	Electronic Equipment, Instruments & Components	5,762,000	10,256,319
			49,632,411
Thailand 0.7%
L.P.N. Development PCL, fgn.	Real Estate Management & Development	9,575,000	4,984,324
Pruksa Real Estate PCL, fgn.	Real Estate Management & Development	6,205,600	4,634,469
			9,618,793
United Kingdom 12.9%
Bellway PLC	Household Durables	211,320	7,874,654
Berendsen PLC	Commercial Services & Supplies	569,380	9,114,915
Bovis Homes Group PLC	Household Durables	378,740	6,622,356
Debenhams PLC	Multiline Retail	5,424,230	7,605,408
Devro PLC	Food Products	1,708,970	8,128,208
Dignity PLC	Diversified Consumer Services	372,324	12,534,858
Foxtons Group PLC	Real Estate Management & Development	3,166,010	11,782,937
Greggs PLC	Food & Staples Retailing	1,491,970	27,728,160
HomeServe PLC	Commercial Services & Supplies	2,080,310	14,066,192
Laird PLC	Electronic Equipment, Instruments & Components	2,302,240	13,299,044
Man Group PLC	Capital Markets	4,293,191	10,582,283
Oxford Instruments PLC	Electronic Equipment, Instruments & Components	713,240	10,874,453
SIG PLC	Trading Companies & Distributors	3,138,310	9,885,222
UBM PLC	Media	1,599,686	13,432,556
[a]Vectura Group PLC	Pharmaceuticals	3,486,022	9,824,914
			173,356,160
United States 1.1%
iShares MSCI EAFE Small-Cap ETF	Diversified Financial Services	287,600	14,673,352
Total Common Stocks and Other
Equity Interests
(Cost $1,010,068,173)			1,260,165,710
Preferred Stocks 1.2%
Brazil 0.5%
Alpargatas SA, pfd.	Textiles, Apparel & Luxury Goods	2,376,800	6,312,049
Germany 0.7%
Draegerwerk AG & Co. KGAA, pfd.	Health Care Equipment & Supplies	95,700	10,250,407
Total Preferred Stocks
(Cost $19,271,273)			16,562,456
Total Investments before Short Term
Investments (Cost $1,029,339,446)			1,276,728,166

40 | Semiannual Report

ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Foreign Smaller Companies Series (continued)
	Principal Amount	Value
Short Term Investments 5.0%
U.S. Government and Agency Securities 4.7%
United States 4.7%
[d]Farmer Mac Discount Note, 7/01/15	$11,500,000	$11,500,000
[d]FHLB, 7/16/15	5,000,000	4,999,980
[d]FHLMC, 7/01/15	43,500,000	43,500,000
[d]FNMA, 7/03/15	3,000,000	2,999,997
Total U.S. Government and Agency
Securities (Cost $62,999,962)		62,999,977
Total Investments before Money
Market Funds
(Cost $1,092,339,408)		1,339,728,143

	Shares
[e]Investments from Cash Collateral
Received for Loaned Securities
(Cost $3,650,696) 0.3%
Money Market Funds 0.3%
United States 0.3%
[a,f]Institutional Fiduciary Trust Money Market
Portfolio	3,650,696	3,650,696
Total Investments (Cost $1,095,990,104)
99.7%		1,343,378,839
Other Assets, less Liabilities 0.3%		4,285,683
Net Assets 100.0%		$1,347,664,522

See Abbreviations on page 63.

aNon-income producing.
bSecurity has been deemed illiquid because it may not be able to be sold within seven days.
cA portion or all of the security is on loan at June 30, 2015. See Note 1(d).
dThe security is traded on a discount basis with no stated coupon rate.
eSee Note 1(d) regarding securities on loan.
fSee Note 3(d) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

ftinstitutional.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 41

TEMPLETON INSTITUTIONAL FUNDS

Financial Highlights
Global Equity Series
	Six Months Ended
	June 30, 2015			Year Ended December 31,
	(unaudited)		2014	2013		2012		2011		2010
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$9.64		$11.53	$9.88		$8.06		$8.70		$8.19
Income from investment operations[a]:
Net investment income[b]	0.10		0.25 [c]	0.14		0.16		0.14		0.12
Net realized and unrealized gains (losses)	0.31		(0.46)	2.84		1.82		(0.67)		0.48
Total from investment operations	0.41		(0.21)	2.98		1.98		(0.53)		0.60
Less distributions from:
Net investment income	—		(0.26)	(0.13)		(0.16)		(0.11)		(0.09)
Net realized gains	—		(1.42)	(1.20)		—		—		—
Total distributions	—		(1.68)	(1.33)		(0.16)		(0.11)		(0.09)
Net asset value, end of period	$10.05		$9.64	$11.53		$9.88		$8.06		$8.70

Total return[d]	4.25%		(2.01)%	30.43%		24.63%		(6.10)%		7.32%

Ratios to average net assets[e]
Expenses before waiver and payments by
affiliates	0.80%		0.92%	0.94%		0.94%		0.95%		0.97%
Expenses net of waiver and payments by
affiliates	0.80	%f	0.92%	0.90	%g	0.81	%g	0.81	%g	0.81	%g
Net investment income	1.96%		2.21%[c]	1.26%		1.80%		1.60%		1.46%

Supplemental data
Net assets, end of period (000’s)	$521,604		$467,375	$491,602		$432,585		$371,108		$273,259
Portfolio turnover rate	9.22%		35.50%	42.66%		45.23%		18.64%		42.91%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.09 per share received in the form of special dividends paid in connection with certain Fund holdings.
Excluding these amounts, the ratio of net investment income to average net assets would have been 1.43%.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.

42 | Semiannual Report | The accompanying notes are an integral part of these financial statements. ftinstitutional.com

	TEMPLETON INSTITUTIONAL FUNDS

Statement of Investments, June 30, 2015 (unaudited)
Global Equity Series
	Industry Shares/Rights		Value
Common Stocks and Other Equity Interests 96.5%
Austria 0.6%
UNIQA Insurance Group AG	Insurance	359,998	$3,245,305
Belgium 0.7%
UCB SA	Pharmaceuticals	49,980	3,586,537
Canada 0.1%
Trican Well Service Ltd.	Energy Equipment & Services	211,700	703,407
China 6.2%
China Life Insurance Co. Ltd., H	Insurance	1,052,000	4,559,958
China Mobile Ltd.	Wireless Telecommunication Services	118,500	1,519,535
China Shenhua Energy Co. Ltd., H	Oil, Gas & Consumable Fuels	1,111,290	2,534,635
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	7,878,000	4,624,164
[a] CRRC Corp. Ltd., H	Machinery	3,122,500	4,793,528
[a] GCL-Poly Energy Holdings Ltd.	Semiconductors & Semiconductor Equipment	4,177,000	964,547
Haier Electronics Group Co. Ltd.	Household Durables	1,387,000	3,730,683
Kunlun Energy Co. Ltd.	Oil, Gas & Consumable Fuels	3,016,000	3,069,829
Shanghai Pharmaceuticals Holding Co.
Ltd., H	Health Care Providers & Services	974,700	2,716,005
Sinopharm Group Co.	Health Care Providers & Services	574,400	2,549,052
Weichai Power Co. Ltd., H	Machinery	332,000	1,111,428
			32,173,364
Denmark 0.4%
[a] H. Lundbeck AS	Pharmaceuticals	115,110	2,218,250
France 7.9%
AXA SA	Insurance	171,865	4,334,436
BNP Paribas SA	Banks	119,960	7,239,282
Cie Generale des Etablissements
Michelin, B	Auto Components	44,998	4,713,413
Compagnie de Saint-Gobain	Building Products	88,000	3,949,343
Credit Agricole SA	Banks	506,640	7,532,097
Sanofi	Pharmaceuticals	22,200	2,183,127
SEB SA	Household Durables	29,130	2,713,984
Technip SA	Energy Equipment & Services	47,650	2,948,309
Total SA, B	Oil, Gas & Consumable Fuels	114,390	5,554,388
			41,168,379
Germany 5.8%
Bayer AG	Pharmaceuticals	50,100	7,009,952
Deutsche Boerse AG	Diversified Financial Services	61,870	5,119,613
[a] Deutsche Lufthansa AG	Airlines	207,810	2,678,383
Gerresheimer AG	Life Sciences Tools & Services	39,910	2,486,748
HeidelbergCement AG	Construction Materials	24,710	1,958,782
Merck KGaA	Pharmaceuticals	47,450	4,726,473
Metro AG	Food & Staples Retailing	91,970	2,898,586
[a] MorphoSys AG	Life Sciences Tools & Services	47,980	3,442,483
			30,321,020
Hong Kong 0.9%
[a] Cheung Kong Property Holdings Ltd.	Real Estate Management & Development	212,040	1,753,403
CK Hutchison Holdings Ltd.	Industrial Conglomerates	212,040	3,129,318
			4,882,721

ftinstitutional.com		Semiannual Report | 43

TEMPLETON INSTITUTIONAL FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Global Equity Series (continued)
	Industry Shares/Rights		Value
Common Stocks and Other Equity Interests (continued)
India 0.1%
Housing Development Finance Corp. Ltd.	Thrifts & Mortgage Finance	39,271	$801,044
Ireland 0.8%
CRH PLC	Construction Materials	148,420	4,188,097
Israel 1.9%
Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	165,467	9,779,100
Italy 2.3%
Eni SpA	Oil, Gas & Consumable Fuels	280,806	4,982,072
[a] Saipem SpA	Energy Equipment & Services	54,567	576,196
[a] Sorin SpA	Health Care Equipment & Supplies	452,340	1,265,317
[a] Sorin SpA, rts., 7/22/15	Health Care Equipment & Supplies	452,340	17
UniCredit SpA	Banks	772,430	5,186,529
			12,010,131
Japan 4.7%
Capcom Co. Ltd.	Software	141,700	2,745,083
Konica Minolta Inc.	Technology Hardware, Storage & Peripherals	221,700	2,588,523
Nissan Motor Co. Ltd.	Automobiles	676,500	7,047,451
SoftBank Group Corp.	Wireless Telecommunication Services	68,100	4,011,217
Toshiba Corp.	Industrial Conglomerates	593,000	2,039,815
Toyota Motor Corp.	Automobiles	91,900	6,159,455
			24,591,544
Netherlands 4.1%
Akzo Nobel NV	Chemicals	73,900	5,375,497
NN Group NV	Insurance	186,080	5,229,008
[a] QIAGEN NV	Life Sciences Tools & Services	110,330	2,709,363
TNT Express NV	Air Freight & Logistics	951,360	8,067,390
			21,381,258
Norway 0.7%
Telenor ASA	Diversified Telecommunication Services	158,370	3,469,806
Portugal 1.2%
Galp Energia SGPS SA, B	Oil, Gas & Consumable Fuels	532,790	6,246,437
Russia 0.8%
Mining and Metallurgical Co. Norilsk Nickel
OJSC, ADR	Metals & Mining	249,692	4,212,304
Singapore 0.7%
Singapore Telecommunications Ltd.	Diversified Telecommunication Services	1,157,404	3,617,693
South Korea 3.4%
Hana Financial Group Inc.	Banks	96,125	2,494,044
Hyundai Mobis Co. Ltd.	Auto Components	14,961	2,832,814
POSCO	Metals & Mining	9,969	1,994,441
Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	9,186	10,403,208
			17,724,507
Spain 1.1%
Telefonica SA	Diversified Telecommunication Services	404,506	5,747,722
Sweden 0.3%
Getinge AB, B	Health Care Equipment & Supplies	61,000	1,467,558

44 | Semiannual Report

ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Global Equity Series (continued)
	Industry Shares/Rights		Value
Common Stocks and Other Equity Interests (continued)
Switzerland 3.8%
ABB Ltd.	Electrical Equipment	254,160	$5,321,840
[a] Basilea Pharmaceutica AG	Biotechnology	25,440	3,193,943
Credit Suisse Group AG	Capital Markets	221,961	6,100,308
Roche Holding AG	Pharmaceuticals	18,180	5,093,744
			19,709,835
Thailand 0.8%
Bangkok Bank PCL, fgn.	Banks	794,200	4,181,236
United Kingdom 13.7%
Aviva PLC	Insurance	438,990	3,396,543
Barclays PLC	Banks	1,172,740	4,799,386
BP PLC	Oil, Gas & Consumable Fuels	865,320	5,711,594
GlaxoSmithKline PLC	Pharmaceuticals	179,380	3,726,884
HSBC Holdings PLC	Banks	892,000	8,083,827
Kingfisher PLC	Specialty Retail	1,021,060	5,570,988
Marks & Spencer Group PLC	Multiline Retail	462,250	3,892,404
Petrofac Ltd.	Energy Equipment & Services	228,380	3,320,555
Rexam PLC	Containers & Packaging	302,295	2,621,478
Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	184,610	5,240,704
Serco Group PLC	Commercial Services & Supplies	994,870	1,844,270
Sky PLC	Media	378,280	6,162,662
Standard Chartered PLC	Banks	269,600	4,315,889
Subsea 7 SA	Energy Equipment & Services	251,820	2,464,778
Tesco PLC	Food & Staples Retailing	1,149,540	3,838,499
Vodafone Group PLC	Wireless Telecommunication Services	1,797,702	6,491,401
			71,481,862
United States 33.5%
[a] Allergan PLC	Pharmaceuticals	30,150	9,149,319
Allegheny Technologies Inc.	Metals & Mining	169,150	5,108,330
American International Group Inc.	Insurance	94,140	5,819,735
Amgen Inc.	Biotechnology	51,100	7,844,872
Apache Corp.	Oil, Gas & Consumable Fuels	45,780	2,638,301
Applied Materials Inc.	Semiconductors & Semiconductor Equipment	181,280	3,484,202
Capital One Financial Corp.	Consumer Finance	64,570	5,680,223
Chesapeake Energy Corp.	Oil, Gas & Consumable Fuels	238,310	2,661,923
Chevron Corp.	Oil, Gas & Consumable Fuels	18,280	1,763,472
Citigroup Inc.	Banks	169,330	9,353,789
Comcast Corp., Special A	Media	115,820	6,942,251
CVS Health Corp.	Food & Staples Retailing	58,040	6,087,235
Foot Locker Inc.	Specialty Retail	82,490	5,527,655
General Motors Co.	Automobiles	114,330	3,810,619
Gilead Sciences Inc.	Biotechnology	92,600	10,841,608
[a] Google Inc., A	Internet Software & Services	9,770	5,276,191
Halliburton Co.	Energy Equipment & Services	117,610	5,065,463
The Hartford Financial Services Group Inc.	Insurance	66,350	2,758,169
JPMorgan Chase & Co.	Banks	130,650	8,852,844
[a,b] Knowles Corp.	Electronic Equipment, Instruments & Components	196,280	3,552,668
Macy’s Inc.	Multiline Retail	96,750	6,527,722
Medtronic PLC	Health Care Equipment & Supplies	75,000	5,557,500
[a] Michael Kors Holdings Ltd.	Textiles, Apparel & Luxury Goods	86,550	3,642,889

ftinstitutional.com

Semiannual Report | 45

TEMPLETON INSTITUTIONAL FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Global Equity Series (continued)
	Industry	Shares/Rights	Value
Common Stocks and Other Equity Interests (continued)
United States (continued)
Microsoft Corp.	Software	226,910	$10,018,076
Morgan Stanley	Capital Markets	142,400	5,523,696
[a] Navistar International Corp.	Machinery	57,240	1,295,341
[a] News Corp., A	Media	271,510	3,961,331
Noble Corp. PLC	Energy Equipment & Services	115,300	1,774,467
Pfizer Inc.	Pharmaceuticals	125,140	4,195,944
Stanley Black & Decker Inc.	Machinery	40,070	4,216,967
SunTrust Banks Inc.	Banks	119,250	5,130,135
Twenty-First Century Fox Inc., A	Media	117,370	3,819,807
Walgreens Boots Alliance Inc.	Food & Staples Retailing	80,750	6,818,530
			174,701,274
Total Common Stocks and Other
Equity Interests
(Cost $441,120,803)			503,610,391
Preferred Stocks 0.7%
Brazil 0.1%
[a] Petroleo Brasileiro SA, ADR, pfd.	Oil, Gas & Consumable Fuels	80,806	659,377
Germany 0.6%
Draegerwerk AG & Co. KGAA, pfd.	Health Care Equipment & Supplies	26,600	2,849,120
Total Preferred Stocks
(Cost $4,548,011)			3,508,497
Total Investments before Short
Term Investments
(Cost $445,668,814)			507,118,888

		Principal Amount
Short Term Investments 2.9%
Time Deposits 2.5%
Canada 2.5%
Bank of Montreal, 0.03%, 7/01/15		$10,000,000	10,000,000
Royal Bank of Canada, 0.05%, 7/01/15		3,000,000	3,000,000
Total Time Deposits
(Cost $13,000,000)			13,000,000
Total Investments before Money
Market Funds
(Cost $458,668,814)			520,118,888

46 | Semiannual Report

ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Global Equity Series (continued)
	Shares	Value
[c]Investments from Cash Collateral
Received for Loaned Securities
(Cost $1,864,660) 0.4%
Money Market Funds 0.4%
United States 0.4%
[a,d] Institutional Fiduciary Trust Money Market
Portfolio	1,864,660	$1,864,660
Total Investments (Cost $460,533,474)
100.1%		521,983,548
Other Assets, less Liabilities
(0.1)%		(380,028)
Net Assets 100.0%		$521,603,520

See Abbreviations on page 63.

aNon-income producing.
bA portion or all of the security is on loan at June 30, 2015. See Note 1(d).
cSee Note 1(d) regarding securities on loan.
dSee Note 3(d) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

ftinstitutional.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 47

TEMPLETON INSTITUTIONAL FUNDS

Financial Statements

Statements of Assets and Liabilities
June 30, 2015 (unaudited)

	Emerging	Foreign
	Markets Series	Equity Series
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$90,847,183	$4,451,029,620
Cost - Sweep Money Fund (Note 3d)	7,087,433	253,966,108
Total cost of investments	$97,934,616	$4,704,995,728
Value - Unaffiliated issuers	$93,049,638	$6,023,519,525
Value - Sweep Money Fund (Note 3d)	7,087,433	253,966,108
Total value of investments	100,137,071	6,277,485,633
Cash	—	916,904
Foreign currency, at value (cost $5,942 and $ —)	2,244	—
Receivables:
Investment securities sold	1,024,691	—
Capital shares sold	4,167	11,000,075
Dividends	513,749	23,786,474
Other assets	45	2,579
Total assets	101,681,967	6,313,191,665
Liabilities:
Payables:
Investment securities purchased	96,143	—
Capital shares redeemed	1,149,973	6,332,997
Management fees	98,332	3,980,941
Transfer agent fees	78	14,993
Trustees’ fees and expenses	349	—
Deferred tax	42,816	—
Accrued expenses and other liabilities	49,965	298,974
Total liabilities	1,437,656	10,627,905
Net assets, at value	$100,244,311	$6,302,563,760
Net assets consist of:
Paid-in capital	$95,085,002	$4,698,632,263
Undistributed net investment income (distributions in excess of net investment income)	(2,535,304)	43,794,160
Net unrealized appreciation (depreciation)	2,141,919	1,571,879,445
Accumulated net realized gain (loss)	5,552,694	(11,742,108)
Net assets, at value	$100,244,311	$6,302,563,760
Shares outstanding	22,183,170	—
Net asset value per share	$4.52	—
Primary Shares:
Net assets, at value	—	$6,288,601,357
Shares outstanding	—	296,622,128
Net asset value per share	—	$21.20
Service Shares:
Net assets, at value	—	$13,962,403
Shares outstanding	—	657,004
Net asset value and maximum offering price per share	—	$21.25

48 | Semiannual Report | The accompanying notes are an integral part of these financial statements. ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
June 30, 2015 (unaudited)

	Foreign Smaller	Global
	Companies Series	Equity Series
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,092,339,408	$458,668,814
Cost - Sweep Money Fund (Note 3d)	3,650,696	1,864,660
Total cost of investments	$1,095,990,104	$460,533,474
Value - Unaffiliated issuers	$1,339,728,143	$520,118,888
Value - Sweep Money Fund (Note 3d)	3,650,696	1,864,660
Total value of investments[a]	1,343,378,839	521,983,548
Cash	9,500,259	522,907
Receivables:
Investment securities sold	566,115	—
Capital shares sold	492,963	352
Dividends	2,832,662	1,327,340
Foreign tax	—	10,625
Other assets	544	194
Total assets	1,356,771,382	523,844,966
Liabilities:
Payables:
Investment securities purchased	1,973,441	—
Capital shares redeemed	2,304,044	982
Management fees	1,078,943	339,002
Transfer agent fees	253	55
Trustees’ fees and expenses	—	170
Payable upon return of securities loaned	3,650,696	1,864,660
Accrued expenses and other liabilities	99,483	36,577
Total liabilities	9,106,860	2,241,446
Net assets, at value	$1,347,664,522	$521,603,520
Net assets consist of:
Paid-in capital	$1,086,501,803	$447,226,096
Undistributed net investment income	8,768,358	5,440,332
Net unrealized appreciation (depreciation)	247,333,410	61,436,418
Accumulated net realized gain (loss)	5,060,951	7,500,674
Net assets, at value	$1,347,664,522	$521,603,520
Shares outstanding	59,994,143	51,902,889
Net asset value per share	$22.46	$10.05

[a]Includes securities loaned	$3,543,142	$1,776,334

ftinstitutional.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	| 49

TEMPLETON INSTITUTIONAL FUNDS
FINANCIAL STATEMENTS

Statements of Operations
for the six months ended June 30, 2015 (unaudited)

	Emerging	Foreign
	Markets Series	Equity Series
Investment income:
Dividends[a]	$1,416,452	$114,226,873
Income from securities loaned	88	91,736
Total investment income	1,416,540	114,318,609
Expenses:
Management fees (Note 3a)	626,189	23,784,384
Transfer agent fees (Note 3c)	796	12,588
Sub-transfer agent fees - Service Shares (Note 3c)	—	6,012
Custodian fees (Note 4)	24,137	338,346
Reports to shareholders	3,208	34,074
Registration and filing fees	15,034	43,548
Professional fees	28,646	70,106
Trustees’ fees and expenses	1,909	89,428
Other	10,221	59,682
Total expenses	710,140	24,438,167
Expenses waived/paid by affiliates (Note 3d)	(2,304)	(59,899)
Net expenses	707,836	24,378,268
Net investment income	708,704	89,940,341
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	5,440,922	68,777,210
Foreign currency transactions	(106,766)	150,441
Net realized gain (loss)	5,334,156	68,927,651
Net change in unrealized appreciation (depreciation) on:
Investments	(7,861,210)	188,911,355
Translation of other assets and liabilities denominated in foreign currencies	(3,956)	99,061
Change in deferred taxes on unrealized appreciation	(9,322)	—
Net change in unrealized appreciation (depreciation)	(7,874,488)	189,010,416
Net realized and unrealized gain (loss)	(2,540,332)	257,938,067
Net increase (decrease) in net assets resulting from operations	$(1,831,628)	$347,878,408

[a]Foreign taxes withheld on dividends	$166,762	$11,656,912
50 | Semiannual Report | The accompanying notes are an integral part of these financial statements.		ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS

FINANCIAL STATEMENTS

Statements of Operations (continued)
for the six months ended June 30, 2015 (unaudited)

	Foreign Smaller	Global
	Companies Series	Equity Series
Investment income:
Dividends[a]	$16,442,918	$6,868,269
Interest	3,536	5,418
Income from securities loaned	83,780	16,496
Total investment income	16,530,234	6,890,183
Expenses:
Management fees (Note 3a)	6,351,998	1,920,652
Transfer agent fees (Note 3c)	3,214	465
Custodian fees (Note 4)	95,194	16,247
Reports to shareholders	12,705	2,479
Registration and filing fees	43,675	12,282
Professional fees	31,414	29,241
Trustees’ fees and expenses	17,428	6,314
Other	18,289	16,736
Total expenses	6,573,917	2,004,416
Expenses waived/paid by affiliates (Note 3d)	(2,041)	(492)
Net expenses	6,571,876	2,003,924
Net investment income	9,958,358	4,886,259
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	15,222,447	9,824,441
Foreign currency transactions	288,008	23,461
Net realized gain (loss)	15,510,455	9,847,902
Net change in unrealized appreciation (depreciation) on:
Investments	77,222,374	4,972,426
Translation of other assets and liabilities denominated in foreign currencies	(9,888)	23,328
Net change in unrealized appreciation (depreciation)	77,212,486	4,995,754
Net realized and unrealized gain (loss)	92,722,941	14,843,656
Net increase (decrease) in net assets resulting from operations	$102,681,299	$19,729,915

[a]Foreign taxes withheld on dividends	$1,826,429	$649,575

ftinstitutional.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	| 51

TEMPLETON INSTITUTIONAL FUNDS
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Emerging Markets Series		Foreign Equity Series
	Six Months Ended		Six Months Ended
	June 30, 2015	Year Ended	June 30, 2015	Year Ended
	(unaudited)	December 31, 2014	(unaudited)	December 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income	$708,704	$2,549,740	$89,940,341	$223,461,084
Net realized gain (loss)	5,334,156	33,004,436	68,927,651	62,060,598
Net change in unrealized appreciation
(depreciation)	(7,874,488)	(45,618,262)	189,010,416	(755,384,467)
Net increase (decrease) in net assets
resulting from operations	(1,831,628)	(10,064,086)	347,878,408	(469,862,785)
Distributions to shareholders from:
Net investment income	—	(3,262,876)	—	—
Net realized gains	—	(32,812,430)	—	—
Net investment income:
Primary Shares	—	—	—	(235,550,172)
Service Shares	—	—	—	(250,736)
Net realized gains:
Primary Shares	—	—	—	(103,923,370)
Service Shares	—	—	—	(115,780)
Total distributions to shareholders	—	(36,075,306)	—	(339,840,058)
Capital share transactions: (Note 2)	215,322	(17,215,565)	—	—
Primary Shares	—	—	(269,815,857)	203,739,657
Service Shares	—	—	6,665,985	173,372
Total capital share transactions	215,322	(17,215,565)	(263,149,872)	203,913,029
Net increase (decrease) in net assets	(1,616,306)	(63,354,957)	84,728,536	(605,789,814)
Net assets:
Beginning of period	101,860,617	165,215,574	6,217,835,224	6,823,625,038
End of period	$100,244,311	$101,860,617	$6,302,563,760	$6,217,835,224
Undistributed net investment income (distributions
in excess of net investment income) included in net assets:
End of period	$(2,535,304)	$(3,244,008)	$43,794,160	$(46,146,181)

52 | Semiannual Report | The accompanying notes are an integral part of these financial statements. ftinstitutional.com

		TEMPLETON INSTITUTIONAL FUNDS
			FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Foreign Smaller Companies Series		Global Equity Series
Six Months Ended			Six Months Ended
	June 30, 2015	Year Ended	June 30, 2015	Year Ended
	(unaudited)	December 31, 2014	(unaudited)	December 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income	$9,958,358	$15,240,358	$4,886,259	$10,592,954
Net realized gain (loss)	15,510,455	10,511,296	9,847,902	49,020,755
Net change in unrealized appreciation
(depreciation)	77,212,486	(68,613,544)	4,995,754	(68,856,481)
Net increase (decrease) in net assets
resulting from operations	102,681,299	(42,861,890)	19,729,915	(9,242,772)
Distributions to shareholders from:
Net investment income	—	(9,733,595)	—	(10,681,401)
Net realized gains	—	(16,344,012)	—	(58,884,819)
Total distributions to shareholders	—	(26,077,607)	—	(69,566,220)
Capital share transactions: (Note 2)	(36,749,508)	97,875,195	34,498,204	54,582,067
Net increase (decrease) in net assets	65,931,791	28,935,698	54,228,119	(24,226,925)
Net assets:
Beginning of period	1,281,732,731	1,252,797,033	467,375,401	491,602,326
End of period	$1,347,664,522	$1,281,732,731	$521,603,520	$467,375,401
Undistributed net investment income (distributions
in excess of net investment income) included in
net assets:
End of period	$8,768,358	$(1,190,000)	$5,440,332	$554,073

ftinstitutional.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 53

TEMPLETON INSTITUTIONAL FUNDS

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Templeton Institutional Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of four separate funds (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Foreign Equity Series offers Primary and Service Shares. Each class of shares differs by its transfer agent fees and voting rights on matters affecting a single class.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and exchange traded funds listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing NAV.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Time deposits are valued at cost, which approximates fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur

54 | Semiannual Report

ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At June 30, 2015, a market event occurred resulting in a portion of the securities held by Emerging Markets Series being valued using fair value procedures.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translations

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Participatory Notes

Certain funds invest in Participatory Notes (P-Notes). P-notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the fund to gain exposure to common stocks in markets where direct investment is not allowed. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

d. Securities Lending

Certain funds participate in an agency based securities lending program to earn additional income. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the funds. The total cash collateral received at period end was $3,650,696 for Foreign Smaller Companies Series and $1,864,660 for Global Equity Series. in the Statements of Assets and Liabilities. The fund may receive income from the investment of cash collateral, in addition

ftinstitutional.com

Semiannual Report | 55

TEMPLETON INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

d. Securities Lending (continued)

to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statements of Operations. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the fund. If the borrower defaults on its obligation to return the securities loaned, the fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the fund in the event of default by a third party borrower.

e. Income and Deferred Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, Foreign Equity Series and Global Equity Series have filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. At this time, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, and accordingly, no amounts are reflected in the financial statements.

Each fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2015, and for all open tax years, each fund has determined that no liability for unrecognized tax benefits is required in each fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

56 | Semiannual Report

ftinstitutional.com

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

TEMPLETON INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Emerging Markets Series
	Shares	Amount
Six Months ended June 30, 2015
Shares sold	2,818,311	$13,298,507
Shares redeemed	(2,817,507)	(13,083,185)
Net increase (decrease)	804	$215,322
Year ended December 31, 2014
Shares sold	3,206,522	$22,673,149
Shares issued in reinvestment of distributions	7,468,364	35,223,531
Shares redeemed	(11,107,245)	(75,112,245)
Net increase (decrease)	(432,359)	$(17,215,565)

	Foreign Equity Series
	Shares	Amount
Primary Shares:
Six Months ended June 30, 2015
Shares sold	26,183,494	$550,585,235
Shares redeemed	(39,378,314)	(820,401,092)
Net increase (decrease)	(13,194,820)	$(269,815,857)
Year ended December 31, 2014
Shares sold	52,169,180	$1,178,547,708
Shares issued in reinvestment of distributions	14,186,955	287,713,973
Shares redeemed	(56,482,241)	(1,262,522,024)
Net increase (decrease)	9,873,894	$203,739,657

ftinstitutional.com

Semiannual Report | 57

TEMPLETON INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Shares of Beneficial Interest (continued)
			Foreign Equity Series
			Shares	Amount
Service Shares:
Six Months ended June 30, 2015
Shares sold			373,110	$8,002,575
Shares redeemed			(63,460)	(1,336,590)
Net increase (decrease)			309,650	$6,665,985
Year ended December 31, 2014
Shares sold			58,279	$1,320,117
Shares issued in reinvestment of distributions			18,019	366,516
Shares redeemed			(67,079)	(1,513,261)
Net increase (decrease)			9,219	$173,372

	Foreign Smaller Companies Series		Global Equity Series
	Shares	Amount	Shares	Amount
Six Months ended June 30, 2015
Shares sold	4,141,471	$90,598,809	4,231,518	$42,753,505
Shares redeemed	(5,757,912)	(127,348,317)	(813,599)	(8,255,301)
Net increase (decrease)	(1,616,441)	$(36,749,508)	3,417,919	$34,498,204
Year ended December 31, 2014
Shares sold	10,312,863	$226,108,208	7,716,584	$89,979,433
Shares issued in reinvestment of distributions	1,083,041	22,440,610	7,028,157	69,387,350
Shares redeemed	(6,829,065)	(150,673,623)	(8,883,600)	(104,784,716)
Net increase (decrease)	4,566,839	$97,875,195	5,861,141	$54,582,067

3. Transactions with Affiliates
Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton
Investments. Certain officers and trustees of the Trust are also officers, and/or directors of the following subsidiaries:
Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees
Emerging Markets Series pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:
Annualized Fee Rate	Net Assets
1.175%	Up to and including $1 billion
1.125%	Over $1 billion, up to and including $5 billion
1.075%	Over $5 billion, up to and including $10 billion
1.025%	Over $10 billion, up to and including $15 billion
0.975%	Over $15 billion, up to and including $20 billion
0.925%	In excess of $20 billion

58 | Semiannual Report	ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Foreign Equity Series pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.775%	Up to and including $1 billion
0.755%	Over $1 billion, up to and including $5 billion
0.735%	Over $5 billion, up to and including $10 billion
0.715%	Over $10 billion, up to and including $15 billion
0.695%	Over $15 billion, up to and including $20 billion
0.675%	In excess of $20 billion

Foreign Smaller Companies Series pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:
Annualized Fee Rate	Net Assets
0.950%	Up to and including $1 billion
0.930%	Over $1 billion, up to and including $5 billion
0.910%	Over $5 billion, up to and including $10 billion
0.890%	Over $10 billion, up to and including $15 billion
0.870%	Over $15 billion, up to and including $20 billion
0.850%	In excess of $20 billion

Global Equity Series pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.780%	Up to and including $200 million
0.765%	Over $200 million, up to and including $700 million
0.730%	Over $700 million, up to and including $1 billion
0.715%	Over $1 billion, up to and including $1.2 billion
0.690%	Over $1.2 billion, up to and including $5 billion
0.675%	Over $5 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	Over $20 billion, up to and including $25 billion
0.605%	Over $25 billion, up to and including $30 billion
0.595%	Over $30 billion, up to and including $35 billion
0.585%	Over $35 billion, up to and including $40 billion
0.575%	Over $40 billion, up to and including $45 billion
0.565%	In excess of $45 billion

b. Administrative Fees

Under an agreement with TAML and TIC, FT Services provides administrative services to Emerging Markets Series and Foreign Equity Series. The fee is paid by TAML and TIC based on the average daily net assets, and is not an additional expense of the Funds.

Under an agreement with TIC, FT Services provides administrative services to Foreign Smaller Companies Series and Global Equity Series. The fee is paid by TIC based on the average daily net assets, and is not an additional expense of the Funds.

ftinstitutional.com

Semiannual Report | 59

TEMPLETON INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

c. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the period ended June 30, 2015, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Emerging Markets	Foreign Equity	Foreign Smaller	Global Equity
	Series	Series	Companies Series	Series

Transfer agent fees	$756	$14,421	$3,053	$324

Foreign Equity Series’ Service shares may pay up to 0.15% of average daily net assets for sub-transfer agency fees as noted in the Statements of Operations.

d. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Funds invest in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Funds are waived on assets invested in the Sweep Money Fund, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees.

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the period ended June 30, 2015, there were no credits earned.

5. Income Taxes

For tax purposes, the Funds may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year.

At December 31, 2014, the deferred post-October capital losses were as follows:

Foreign Equity	Foreign Smaller	Global Equity
Series	Companies Series	Series

$62,837,626	$10,301,864	$2,229,727

At June 30, 2015, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Emerging Markets	Foreign Equity	Foreign Smaller	Global Equity
	Series	Series	Companies Series	Series
Cost of investments	$101,477,918	$4,767,034,265	$1,098,098,756	$460,743,132

Unrealized appreciation	$12,786,271	$1,873,749,224	$323,774,478	$98,738,980
Unrealized depreciation	(14,127,118)	(363,297,856)	(78,494,395)	(37,498,564)
Net unrealized appreciation (depreciation)	$(1,340,847)	$1,510,451,368	$245,280,083	$61,240,416

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares, corporate actions and wash sales.

60 | Semiannual Report

ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2015, were as follows:

	Emerging Markets	Foreign Equity	Foreign Smaller	Global Equity
	Series	Series	Companies Series	Series
Purchases	$27,106,981	$276,248,870	$172,220,689	$95,490,370
Sales	$31,635,143	$673,028,751	$192,106,972	$43,836,866

7. Shareholder Concentrations

Emerging Markets Series and Global Equity Series each have a concentration of shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the respective fund. At June 30, 2015, Emerging Markets Series had five shareholders, one holding 24%, the remaining holding 16%, 14%, 11% and 9% of the fund’s outstanding shares. Global Equity Series had several shareholders collectively holding 39% of the fund’s outstanding shares. Subsequent to June 30, 2015, Global Equity Series received net redemptions from these shareholders of approximately 43% of the fund’s shares outstanding.

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the period ended June 30, 2015, the Funds did not use the Global Credit Facility.

10. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

ftinstitutional.com                                                                      Semiannual Report | 61

TEMPLETON INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

10. Fair Value Measurements (continued)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2015, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Emerging Markets Series
Assets:
Investments in Securities:
Equity Investments:[a]
Greece	$—	$1,233,944	$—	$1,233,944
Russia	—	858,683	—	858,683
All Other Equity Investments[b]	89,983,322	—	—	89,983,322
Participatory Notes	—	973,689	—	973,689
Short Term Investments	7,087,433	—	—	7,087,433
Total Investments in Securities	$97,070,755	$3,066,316	$—	$100,137,071
Foreign Equity Series
Assets:
Investments in Securities:
Equity Investments:[a,b]	$6,023,519,525	$—	$—	$6,023,519,525
Short Term Investments	253,966,108	—	—	253,966,108
Total Investments in Securities	$6,277,485,633	$—	$—	$6,277,485,633
Foreign Smaller Companies Series
Assets:
Investments in Securities:
Equity Investments:[a]
Italy	$33,992,056	$165	$—	$33,992,221
All Other Equity Investments[b]	1,242,735,945	—	—[c]	1,242,735,945
Short Term Investments	3,650,696	62,999,977	—	66,650,673
Total Investments in Securities	$1,280,378,697	$63,000,142	$—	$1,343,378,839
Global Equity Series
Assets:
Investments in Securities:
Equity Investments:[a]
Italy	$12,010,114	$17	$—	$12,010,131
All Other Equity Investments[b]	495,108,757	—	—	495,108,757
Short Term Investments	1,864,660	13,000,000	—	14,864,660
Total Investments in Securities	$508,983,531	$13,000,017	$—	$521,983,548

aIncludes common and preferred stocks as well as other equity investments.
bFor detailed categories, see the accompanying Statement of Investments.
cIncludes securities determined to have no value at June 30, 2015.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

62 | Semiannual Report

ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

11. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for certain transactions accounted for as a sale for interim and annual reporting periods beginning after December 15, 2014, and transactions accounted for as secured borrowings for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

12. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Selected Portfolio

ADR American Depositary Receipt
ETF Exchange Traded Fund
FHLB Federal Home Loan Bank
FHLMC Federal Home Loan Mortgage Corp.
FNMA Federal National Mortgage Association
GDR Global Depositary Receipt
IDR International Depositary Receipt

ftinstitutional.com

Semiannual Report | 63

TEMPLETON INSTITUTIONAL FUNDS

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 24, 2015, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreements for each of the separate series comprising Templeton Institutional Funds (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also noted that at the February meetings each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES.

The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders, other than as noted below with respect to investment performance. The Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered FOREX transactions. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting the

64 | Semiannual Report

ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS

SHAREHOLDER INFORMATION

changes taking place in the nature of transfer agency services throughout the industry and regulatory initiatives in this area, and the continual enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed its investment performance in comparison with its Lipper selected performance universe during 2014, and for the previous 10 years ended December 31, 2014, for those Funds that had been in existence for such length of time and for lesser periods for other Funds depending on when their operations commenced. The following summarizes the performance results for each Fund.

Emerging Markets Series - The Lipper performance universe for this Fund consisted of all retail and institutional emerging markets funds as designated by Lipper. The Lipper report showed the Fund’s 2014 total return to be in the lowest performing quintile of the Lipper performance universe, and its total return on an annualized basis to be in the second-lowest performing quintile of such universe for the previous three-year period, in the middle performing quintile for the previous five-year period, and to be in the second-lowest performing quintile of such universe for the previous 10-year period. The Board was not satisfied with this performance and discussed with management steps it may take to address it. Taking into account management’s discussion of the enhanced evaluation of market opportunities and the current portfolio holdings, as well as management’s focus on investment teams as previously discussed with the Board, the Board expressed its intention to continue to monitor the Fund and maintain an ongoing dialogue with management about its progress.

Foreign Equity Series - The Lipper performance universe for this Fund consisted of all retail and institutional international large-cap value funds as designated by Lipper. The Lipper report showed the Fund’s total return for 2014 to be in the middle performing quintile of such performance universe, and its total return on an annualized basis to be in the second-highest performing quintile of such universe for the previous three-year period, and the highest performing quintile of such universe for the previous five- and 10-year periods. The Board was satisfied with the Fund’s overall comparative performance as set forth in the Lipper report.

Foreign Smaller Companies Series - The Lipper performance universe for this Fund consisted of all retail and institutional international small-/mid-cap core funds as designated by Lipper. The Lipper report showed the Fund’s total return for 2014 to be in the highest performing quintile of its performance universe, and its total return on an annualized basis to be in the second-highest performing quintile of such universe during the previous three-year period, and to be in the highest performing quintile during each of the previous five- and 10-year periods. The Board found the Fund’s overall comparative performance as shown in the Lipper report to be satisfactory.

Global Equity Series - The Lipper performance universe for this Fund consisted of all retail and institutional global multi-cap value funds. The Fund has been in operation for only six years. The Lipper report showed the Fund’s total return in 2014 to be in the lowest performing quintile of such universe, but its total return on an annualized basis was in the highest performing quintile of such universe during the previous three-year period, and the second-highest performing quintile for the previous five-year period. The Board was satisfied with the Fund’s comparative performance as shown in the Lipper report.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility.

ftinstitutional.com

Semiannual Report | 65

TEMPLETON INSTITUTIONAL FUNDS

SHAREHOLDER INFORMATION

Board Review of Investment Management

Agreement (continued)

While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative fees as being part of a management fee. The Lipper report for Emerging Markets Series showed the Fund’s contractual investment management fee rate to be approximately 18 basis points above the median for its Lipper expense group and its actual total expense ratio to be four basis points above the median for such expense group. The Board considered the fees acceptable in light of the additional professional resources reserved for this Fund. The Lipper reports for Foreign Equity Series and Global Equity Series showed each Fund’s contractual investment management fee and actual total expense ratio to be below the median of its respective Lipper expense group. The Board was satisfied with the comparative expenses of these Funds as shown in the Lipper report. The Lipper report for Foreign Smaller Companies Series showed its contractual investment management fee rate to be within two basis points of the median of its Lipper expense group and its actual total expense ratio to be 11 basis points below the median of such group. The Board was satisfied with the comparative expenses of the Fund as shown in the Lipper report.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2014, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, the Funds’ independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with the service providers and counterparties. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that

66 | Semiannual Report

ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS

SHAREHOLDER INFORMATION

any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The schedule of management fees for each of the Funds provides breakpoints that go beyond their existing asset sizes, and the Board believes such schedules provide a sharing of benefits to each Fund and its shareholders to the extent economies of scale may be realized by the Manager and its affiliates. At December 31, 2014, the assets of Global Equity Series and Emerging Markets Series were each less than $490 million and the Board questioned, however, whether economies of scale existed at such levels. The Board also noted that Foreign Smaller Companies Series had been closed to new investors as of December 10, 2013.

Proxy Voting Policies and Procedures

The Funds’ investment managers have established Proxy Voting Policies and Procedures (Policies) that the Funds use to determine how to vote proxies relating to portfolio securities. Shareholders may view the Funds’ complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Funds’ proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Funds file a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

ftinstitutional.com

Semiannual Report | 67

This page intentionally left blank.

Semiannual Report
Templeton Institutional Funds

Investment Managers
Templeton Asset Management Ltd.
Templeton Investment Counsel, LLC

Distributor
Franklin Templeton Distributors, Inc.

Shareholder Services
(800) 321-8563
ftinstitutional.com

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2015 Franklin Templeton Investments. All rights reserved.	ZTIF S 08/15

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.  N/A

Item 5. Audit Committee of Listed Registrants.  N/A

Item 6. Schedule of Investments.   N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for

Closed-End Management Investment Companies.  N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940, is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON INSTITUTIONAL FUNDS

By /s/ LAURA F. FERGERSON

     Laura F. Fergerson

     Chief Executive Officer –

     Finance and Administration

Date  August 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ LAURA F. FERGERSON

     Laura F. Fergerson

     Chief Executive Officer –

     Finance and Administration

Date  August 27, 2015

By /s/ MARK H. OTANI

      Mark H. Otani

Chief Financial Officer and

      Chief Accounting Officer

Date  August 27, 2015